UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21744

Name of Fund:  FDP Series, Inc.
                 Franklin Templeton Total Return FDP Fund
                 Marsico Growth FDP Fund
                 MFS Research International FDP Fund
                 Van Kampen Value FDP Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      FDP Series, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2008

Date of reporting period: 06/01/2007 - 11/30/2007

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

FDP Series, Inc.                                                       BLACKROCK

SEMI-ANNUAL REPORT
NOVEMBER 30, 2007 | (UNAUDITED)

MFS Research International FDP Fund
Marsico Growth FDP Fund
Van Kampen Value FDP Fund
Franklin Templeton Total Return FDP Fund

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summaries ...........................................................     4
About Fund Performance ...................................................    12
Disclosure of Expenses ...................................................    13
Portfolio Information ....................................................    15
Financial Statements:
  Schedules of Investments ...............................................    17
  Statements of Assets and Liabilities ...................................    30
  Statements of Operations ...............................................    32
  Statements of Changes in Net Assets ....................................    33
Financial Highlights .....................................................    36
Notes to Financial Statements ............................................    44
Proxy Results ............................................................    52
Officers and Directors ...................................................    52
BlackRock Fund Information ...............................................    53
Mutual Fund Family .......................................................    55


2              FDP SERIES, INC.                            NOVEMBER 30, 2007

A Letter to Shareholders

Dear Shareholder

The November reporting period was fairly tumultuous for financial markets, culminating in mixed results for some of the major benchmark indexes:

Total Returns as of November 30, 2007                                                 6-month     12-month
==========================================================================================================
U.S. equities (S&P 500 Index)                                                          -2.33%      + 7.72%
----------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                           -8.82       - 1.17
----------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                      +2.82       +17.30
----------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                               +5.32       + 6.05
----------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         +2.40       + 2.71
----------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       -2.84       + 3.01
----------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Subprime mortgage woes dominated headlines for much of 2007, but intensified in the summer and fall, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") stepped in to inject liquidity into the markets and bolster investor confidence, cutting the federal funds rate by 0.50% in September, 0.25% in October and 0.25% in December, which brought the target short-term interest rate to 4.25%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling.

Amid the volatility throughout 2007, equity markets displayed surprising resilience. To some extent, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets. Still, market fundamentals generally held firm, dividend payouts and share buybacks continued, and valuations remained attractive. As the returns indicate, the most recent six months were more trying, reflecting the slowing U.S. economy, a troubled housing market and a more difficult corporate earnings backdrop. Overall, large cap stocks outperformed small caps as investors grew increasingly risk averse. International markets fared better than their U.S. counterparts, benefiting from generally stronger economies.

In fixed income markets, mixed economic signals and the credit woes resulted in a flight to quality. Investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 3.97% by period-end, while prices correspondingly rose. Meanwhile, the tax-exempt bond market has been challenged by a combination of record-setting supply, economic uncertainty and concerns around the credit worthiness of bond insurers. This brought municipal bond prices to relatively attractive levels and, as such, demand generally held firm.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight and commentary from BlackRock investment professionals, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito

President, BlackRock Advisors, LLC


                                                                               3

We are pleased to provide you with this semi-annual shareholder report for FDP Series, Inc. FDP Series is part of the Funds Diversified PortfoliosSM (FDP) Service. You may receive separate shareholder reports for other funds available through the Service.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary                                 MFS Research International FDP Fund

Portfolio Management Commentary

      How did the Fund perform?

o The Fund outperformed the benchmark MSCI EAFE Index for the six-month period ended November 30, 2007.

      What factors influenced performance?

o The top-performing sectors relative to the benchmark were basic materials, energy, utilities & communications and industrial goods & services. In each case, stock selection was the primary driver of performance.

o Within basic materials, our positioning in steel producer Steel Authority Of India and U.K. mining giant BHP Billiton Plc added to relative results as both stocks outperformed the index. Elsewhere in the sector, our overweight positions in German industrial and medical gases provider Linde AG and Swiss agrochemical company Syngenta AG benefited performance.

o In the energy sector, our investments in oil and gas exploration and production company Petroleo Brasileiro SA (Brazil) and natural gas producer OAO Gazprom (Russia) were top performers. In utilities & communications, power and gas company E.ON AG (Germany) and telecommunications company Telefonica SA (Spain) were among the Fund's top contributors. In industrial goods & services, the lead contributor was industrial machinery manufacturer Bucyrus International, Inc. Elsewhere, relative performance was bolstered by our position in Swiss food company Nestle SA.

o On the negative side, stock selection in financial services detracted from relative performance, particularly our positions in Royal Bank of Scotland Group Plc (U.K.), UBS AG (Switzerland), Credit Agricole SA (France), Sumitomo Mitsui Financial Group, Inc. (Japan) and Barclays Plc (U.K.). Elsewhere, the absence of positions in mining operator Rio Tinto Ltd. (Australia), mobile phone maker Nokia Oyj (Finland) and video game console maker Nintendo Co., Ltd. (Japan) detracted from performance. Positioning in weak-performing advertising and marketing firm WPP Group Plc (U.K.) and apparel and footwear retailer Fast Retailing Co., Ltd. (Japan) also hurt results.

      Describe recent portfolio activity.

o Volatility in U.S. financial services companies (related to subprime loans and other similar issues) has, in our opinion, unjustifiably spilled over into non-U.S. financials. As a result, we increased holdings in large global financials whose share prices have, in our view, been unduly impacted. The Fund also is overweight steel producers, as we believe the supply/demand dynamics remain favorable for pricing going forward.

      Describe Fund positioning at period-end.

o The Fund is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Therefore, our allocations are strictly a by-product of where our analysts are finding their best ideas. Nevertheless, we have been increasing our positions in larger-capitalization names as our analysts have been finding the smaller and mid cap opportunities less compelling.

o Additionally, although the Fund is a core portfolio, we have been moving slightly right of center and more into the growth camp. The value style of investing has outperformed growth on a global scale for the better part of six years. As a result, our analysts believe valuations have become a bit stretched in these areas and we have positioned the portfolio appropriately.


4              FDP SERIES, INC.                            NOVEMBER 30, 2007

                                             MFS Research International FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the MSCI Europe, Australaisia and Far East Index. Values are from July 27, 2005 to November 2007.

                                                                    MSCI Europe,
                    Institutional            Investor A          Australasia and
                         Shares*+              Shares*+         Far East Index++
7/27/05**                 $10,000                $9,475                  $10,000
11/05                     $10,640               $10,072                  $10,774
11/06                     $13,569               $12,818                  $13,812
11/07                     $15,927               $15,008                  $16,201

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ MFS Research International FDP Fund invests, under normal market conditions, at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies.
++ This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

Performance Summary for the Period Ended November 30, 2007

                                                                  Average Annual Total Returns*
                                                         -----------------------------------------
                                                                 1 Year          Since Inception**
                                                         --------------------   ------------------
                                             6-Month     w/o sales    w/sales   w/o sales  w/sales
                                          Total Returns    charge     charge      charge    charge
--------------------------------------------------------------------------------------------------
Institutional .............................    +4.68%      +17.38%        --     +21.95%       --
Investor A ................................    +4.59       +17.09     +10.94%    +21.67    +18.90%
Investor B ................................    +4.18       +16.24     +11.74     +20.75    +19.58
Investor C ................................    +4.10       +16.22     +15.22     +20.73    +20.73
MSCI Europe, Australasia and Far East Index    +2.82       +17.30         --     +22.84        --
--------------------------------------------------------------------------------------------------

* Assuming maximum sales charges. See "About Fund Performance" on page 12 for a detailed description of share classes, including any related sales charges and fees.
**    The Portfolio commenced operations on 7/27/05.

      Past performance is not indicative of future results.


     FDP SERIES, INC.                            NOVEMBER 30, 2007            5

Fund Summary                                             Marsico Growth FDP Fund

Portfolio Management Commentary

      How did the Fund perform?

o The Fund outperformed its benchmark, the S&P 500 Index for the six-month period ended November 30, 2007.

o With a relatively high level of market volatility and economic uncertainty as a backdrop, there was a substantial amount of divergence in returns in terms of market capitalization and investment "style." In short, large stocks topped small stocks, and growth outperformed value. Larger-capitalization companies bested their smaller-capitalization brethren by more than six percentage points (using the Russell 1000 and Russell 2000 indexes as proxies for large- and small-cap stocks, respectively). There also was a considerable amount of style differentiation return-wise in the large-capitalization equity arena, as growth stocks led value stocks by approximately 10 percentage points according to style indexes maintained by Russell Investment Group.

      What factors influenced performance?

o The Fund benefited from stock selection in the consumer services industry. Hotel/casino companies such as Las Vegas Sands Corp., Wynn Resorts Ltd. and MGM Mirage were among the top individual contributors to performance for the period.

o An underweight posture and a select holding in financials (Industrial & Commercial Bank of China) also helped performance.

o Several holdings in the information technology sector, including Apple Computer, Inc., MasterCard, Inc. and Google, Inc., were strong performers for the portfolio during the period.

o In addition, select holdings in the materials sector (Monsanto Co. and Praxair, Inc.) and the telecommunication services sector (China Mobile Ltd.) benefited the portfolio.

o Performance detractors for the period included an overweight posture in the consumer discretionary and telecommunication services sectors, and underweight positions in the consumer staples and information technology sectors.

o Select consumer discretionary positions (Comcast Corp. and Lowe's Cos., Inc.) were material detractors from performance during the period. In addition, certain financials companies (Fannie Mae, CB Richard Ellis Group, Inc. and Moody's Corp. -- all sold during the period) hurt performance results.

      Describe recent portfolio activity.

o Since the beginning of the reporting period, we increased the Fund's exposure to the information technology sector, and reduced exposure to the financials and industrials sectors.

      Describe Fund positioning at period-end.

o As of November 30, 2007, the portfolio's most significant economic sector allocations were in information technology, consumer discretionary, health care, financials and industrials.


6              FDP SERIES, INC.                            NOVEMBER 30, 2007

                                                         Marsico Growth FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the S&P 500(R) Index. Values are from July 27, 2005 to November 2007.

                      Institutional           Investor A              S&P 500(R)
                           Shares*+             Shares*+                 Index++
7/27/05**                   $10,000               $9,475                 $10,000
11/05                       $10,550               $9,987                 $10,176
11/06                       $11,360              $10,726                 $11,624
11/07                       $13,290              $12,526                 $12,521

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ Marsico Growth FDP Fund invests primarily in equity securities of large cap companies that are selected for their growth potential.
++ This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

Performance Summary for the Period Ended November 30, 2007

                                                                  Average Annual Total Returns*
                                                         -----------------------------------------
                                                                 1 Year          Since Inception**
                                                         --------------------   ------------------
                                             6-Month     w/o sales    w/sales   w/o sales  w/sales
                                          Total Returns    charge     charge      charge    charge
--------------------------------------------------------------------------------------------------
Institutional ........................        +7.61%      +16.99%         --      +12.89%       --
Investor A ...........................        +7.48       +16.78      +10.65%     +12.64    +10.08%
Investor B ...........................        +7.10       +15.79      +11.29      +11.76    +10.47
Investor C ...........................        +7.01       +15.79      +14.79      +11.76    +11.76
S&P 500 Index ........................        -2.33       + 7.72          --      +10.06        --
--------------------------------------------------------------------------------------------------

* Assuming maximum sales charges. See "About Fund Performance" on page 12 for a detailed description of share classes, including any related sales charges and fees.
**    The Portfolio commenced operations on 7/27/05.

      Past performance is not indicative of future results.


     FDP SERIES, INC.                            NOVEMBER 30, 2007            7

Fund Summary                                           Van Kampen Value FDP Fund

Portfolio Management Commentary

      How did the Fund perform?

o The Fund outperformed the Russell 1000 Value Index and underperformed the S&P 500 Index for the six-month period ended November 30, 2007.

o Stocks experienced two periods of significant disruption in the six months under review. During these periods, the Fund's portfolio of undervalued stocks performed relatively well. The Fund had no exposure to the richly valued cyclical stocks, which helped to minimize some of the damage caused by sharp downdrafts in these stocks' share prices.

      What factors influenced performance?

o Relative to the Russell 1000 Value Index, the Fund's largest positive contribution came from stock selection in the financials sector, followed by an overweight to the consumer staples sector and good stock selection in the information technology sector.

o Relative to the S&P 500 Index, an overweight to consumer staples and stock selection in telecommunication services were the primary contributors to performance.

o The primary detractor from relative performance was the Fund's lack of exposure to the energy sector. Within both indexes, energy was the best-performing sector for the six-month period as oil prices continued to soar. However, we believe energy stock valuations are too expensive based on our strict risk-reward criteria.

o Other notable detractors from performance relative to the Russell 1000 Value Index were the utilities and industrials sectors. The Fund did not own any utilities stocks, based on their expensive valuations, but the sector performed well amid high energy prices. The Fund also had minimal exposure to the industrials sector, which benefited from strong economic growth over the past several years.

o Relative to the S&P 500 Index, the health care and information technology sectors were major negative influences. Within health care, share prices of two pharmaceuticals holdings declined after the FDA did not approve their late-stage drugs. Within information technology, both stock selection and an underweight allocation hurt performance as the sector performed well.

      Describe recent portfolio activity.

o There were no significant changes to the portfolio's positioning during the period. We have yet to see a sustainable change in stock market leadership that would prompt us to reconsider our underlying reasons for maintaining the portfolio's positioning in its relatively unchanged state. Although at two points during the past six months the market came close to shifting away from the cyclicals-dominated trend that has persisted for the past several years, neither rotation showed any traction. Until the market turns leadership over to more defensive areas and valuations begin rising, the portfolio will likely retain its defensive stance.

      Describe Fund positioning at period-end.

o As a result of our bottom-up stock-selection process, the Fund's largest sector weights at period-end, in decreasing order, were financials, consumer staples and health care.


8              FDP SERIES, INC.                            NOVEMBER 30, 2007

                                                       Van Kampen Value FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the Russell 1000(R) Value Index. Values are from July 27, 2005 to November 2007.

                                                                         Russell
                    Institutional            Investor A            1000(R) Value
                         Shares*+              Shares*+                  Index++
7/27/05**                 $10,000                $9,475                  $10,000
11/05                     $10,140                $9,608                  $10,150
11/06                     $11,476               $10,841                  $12,210
11/07                     $11,979               $11,292                  $12,584

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ Van Kampen Value FDP Fund invests, under normal market conditions, primarily in a portfolio of equity securities, consisting principally of common stocks.
++ This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values. Russell 1000 is a registered trademark of the Frank Russell Company.

Performance Summary for the Period Ended November 30, 2007

                                                                  Average Annual Total Returns*
                                                         -----------------------------------------
                                                                 1 Year          Since Inception**
                                                         --------------------   ------------------
                                             6-Month     w/o sales    w/sales   w/o sales  w/sales
                                          Total Returns    charge     charge      charge    charge
--------------------------------------------------------------------------------------------------
Institutional .........................        -6.18%      +4.38%        --       + 8.00%       --
Investor A ............................        -6.28       +4.16      -1.31%      + 7.77     +5.32%
Investor B ............................        -6.64       +3.29      -1.21       + 6.94     +5.57
Investor C ............................        -6.67       +3.32      +2.32       + 6.94     +6.94
Russell 1000 Value Total Return .......        -7.33       +3.06         --       +10.30        --
S&P 500 Index .........................        -2.33       +7.72         --       +10.06        --
--------------------------------------------------------------------------------------------------

* Assuming maximum sales charges. See "About Fund Performance" on page 12 for a detailed description of share classes, including any related sales charges and fees.
**    The Portfolio commenced operations on 7/27/05.

      Past performance is not indicative of future results.


      FDP SERIES, INC.                            NOVEMBER 30, 2007            9

Fund Summary                            Franklin Templeton Total Return FDP Fund

Portfolio Management Commentary

      How did the Fund perform?

o Fund returns for the period lagged those of the benchmark Lehman Brothers U.S. Aggregate Bond Index for the six-month period ended November 30, 2007.

      What factors influenced performance?

o During the reporting period, as yield spreads widened in mortgage-related sectors, many of these positions detracted from Fund performance versus the benchmark index.

o Conversely, the Fund's non-U.S.-dollar investments provided strong relative returns as many foreign currencies appreciated against the U.S. dollar. Exposure to credit markets generally contributed to performance, with high yield bonds adding significantly to returns.

      Describe recent portfolio activity.

o Overall, our major investment themes evolved, but did not change dramatically during the reporting period. We continued to favor diversification, and we looked for value and investment opportunities across fixed income markets. In our view, there was a strong case for mortgage-related securities, as we believed yields became attractive relative to similar quality fixed income securities. We added marginally to asset-backed sectors, commercial mortgage-backed securities and residential mortgage-backed securities. As below-investment-grade yield spreads widened, we increased our allocation to high yield bonds.

o During the period, we invested in a diversified portfolio of global fixed income securities. We maintained exposure to a basket of Asian and non-euro European bonds and currencies we believed had strong underlying fundamentals and could benefit from currency appreciation versus the U.S. dollar.

      Describe Fund positioning at period-end.

o Generally, within our multi-sector strategy, we compared U.S. Treasury securities of varying maturities along the yield curve with securities across the mortgage-finance market. During the period, we found investment opportunities we believed were attractive outside the Treasury sector, such as in the high yield, non-U.S.-dollar fixed income and mortgage-related sectors.

o Although challenges, such as the slower housing market, could keep domestic economic growth moderate, solid underlying fundamentals and strong global economic growth could support the domestic economy going forward. We will continue to look across the marketplace -- in the mortgage markets, credit markets and international bond markets -- for mispriced risk to uncover opportunities.


10              FDP SERIES, INC.                            NOVEMBER 30, 2007

                                        Franklin Templeton Total Return FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the Lehman Brothers U.S. Aggregate Bond Index and the Lehman Brothers U.S. Universal Index. Values are from July 27, 2005 to November 2007.

                                                       Lehman             Lehman
                                                     Brothers           Brothers
               Institutional     Investor A     U.S.Aggregate     U.S. Universal
                    Shares*+       Shares*+           Index++           Index+++
7/27/05**            $10,000         $9,600           $10,000            $10,000
11/05                 $9,933         $9,527            $9,986             $9,997
11/06                $10,532        $10,077           $10,579            $10,640
11/07                $11,014        $10,512           $11,219            $11,251

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ Franklin Templeton Total Return FDP Fund invests, under normal market conditions, at least 85% of its assets in investment grade debt securities.
++ This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.
+++ This unmanaged broad-based Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High-Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index.

Performance Summary for the Period Ended November 30, 2007

                                                                                 Average Annual Total Returns*
                                                                        -----------------------------------------
                                                                                1 Year          Since Inception**
                                                                        --------------------   ------------------
                                        Standardized        6-Month     w/o sales    w/sales   w/o sales  w/sales
                                        30-Day Yields    Total Returns    charge     charge      charge    charge
-----------------------------------------------------------------------------------------------------------------
Institutional .......................       4.89%           +3.52%        +4.58%        --       +4.20%        --
Investor A ..........................       4.45            +3.40         +4.32      +0.14%      +3.94      +2.15%
Investor B ..........................       4.12            +3.13         +3.77      -0.22       +3.40      +2.18
Investor C ..........................       4.08            +3.11         +3.73      +2.73       +3.36      +3.36
Lehman Brothers U.S. Aggregate
  Bond Index ........................         --            +5.32         +6.05         --       +5.03         --
Lehman Brothers U.S. Universal Index.         --            +4.60         +5.74         --       +5.15         --
-----------------------------------------------------------------------------------------------------------------

* Assuming maximum sales charges. See "About Fund Performance" on page 12 for a detailed description of share classes, including any related sales charges and fees.
**    The Portfolio commenced operations on 7/27/05.

      Past performance is not indicative of future results.


      FDP SERIES, INC.                            NOVEMBER 30, 2007           11

About Fund Performance

      Shares are only available for purchase through the FDP Service.

      --------------------------------------------------------------------------

      For MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

      --------------------------------------------------------------------------

      For Franklin Templeton Total Return FDP Fund:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

      --------------------------------------------------------------------------

      Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For the MFS Research International FDP Fund only, the Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on pages 5 - 11 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds' Manager waived a portion of its fees. Without such waiver, the Funds' performance would have been lower.


12              FDP SERIES, INC.                            NOVEMBER 30, 2007

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense examples on pages 13 and 14 (which are based on a hypothetical investment of $1,000 invested on June 1, 2007 and held through November 30, 2007) are intended to assist shareholders both in calculating expenses based on an investment in these Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the tables are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical tables are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

MFS Research International FDP Fund

                                                  Actual                                             Hypothetical**
                            --------------------------------------------------    --------------------------------------------------
                              Beginning        Ending                               Beginning        Ending
                            Account Value   Account Value     Expenses Paid       Account Value   Account Value     Expenses Paid
                            June 1, 2007    Nov. 30, 2007   During the Period*    June 1, 2007    Nov. 30, 2007   During the Period*
------------------------------------------------------------------------------------------------------------------------------------
Institutional ...........      $1,000         $1,046.80           $ 7.29             $1,000         $1,017.98            $ 7.18
Investor A ..............      $1,000         $1,045.90           $ 8.51             $1,000         $1,016.78            $ 8.39
Investor B ..............      $1,000         $1,041.80           $12.54             $1,000         $1,012.82            $12.36
Investor C ..............      $1,000         $1,041.00           $12.43             $1,000         $1,012.92            $12.26
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.42% for Institutional, 1.66% for Investor A, 2.45% for Investor B and 2.43% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

Marsico Growth FDP Fund

                                                  Actual                                             Hypothetical**
                            --------------------------------------------------    --------------------------------------------------
                              Beginning        Ending                               Beginning        Ending
                            Account Value   Account Value     Expenses Paid       Account Value   Account Value     Expenses Paid
                            June 1, 2007    Nov. 30, 2007   During the Period*    June 1, 2007    Nov. 30, 2007   During the Period*
------------------------------------------------------------------------------------------------------------------------------------
Institutional ...........      $1,000         $1,076.10           $ 5.36             $1,000         $1,019.94            $ 5.22
Investor A ..............      $1,000         $1,074.80           $ 6.66             $1,000         $1,018.68            $ 6.48
Investor B ..............      $1,000         $1,071.00           $10.69             $1,000         $1,014.77            $10.40
Investor C ..............      $1,000         $1,070.10           $10.59             $1,000         $1,014.87            $10.30
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.03% for Institutional, 1.28% for Investor A, 2.06% for Investor B and 2.04% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


     FDP SERIES, INC.                            NOVEMBER 30, 2007            13

Disclosure of Expenses (concluded)

Van Kampen Value FDP Fund

                                                  Actual                                             Hypothetical**
                            --------------------------------------------------    --------------------------------------------------
                              Beginning        Ending                               Beginning        Ending
                            Account Value   Account Value     Expenses Paid       Account Value   Account Value     Expenses Paid
                            June 1, 2007    Nov. 30, 2007   During the Period*    June 1, 2007    Nov. 30, 2007   During the Period*
------------------------------------------------------------------------------------------------------------------------------------
Institutional ...........      $1,000         $938.20             $ 5.30             $1,000         $1,019.64            $ 5.52
Investor A ..............      $1,000         $937.20             $ 6.51             $1,000         $1,018.38            $ 6.78
Investor B ..............      $1,000         $933.60             $10.32             $1,000         $1,014.42            $10.76
Investor C ..............      $1,000         $933.30             $10.23             $1,000         $1,014.52            $10.66
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.09% for Institutional, 1.34% for Investor A, 2.13% for Investor B and 2.11% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

Franklin Templeton Total Return FDP Fund

                                                  Actual                                             Hypothetical**
                            --------------------------------------------------    --------------------------------------------------
                              Beginning        Ending                               Beginning        Ending
                            Account Value   Account Value     Expenses Paid       Account Value   Account Value     Expenses Paid
                            June 1, 2007    Nov. 30, 2007   During the Period*    June 1, 2007    Nov. 30, 2007   During the Period*
------------------------------------------------------------------------------------------------------------------------------------
Institutional ...........      $1,000         $1,035.20           $3.35              $1,000         $1,022.01            $3.33
Investor A ..............      $1,000         $1,034.00           $4.64              $1,000         $1,020.74            $4.61
Investor B ..............      $1,000         $1,031.30           $7.31              $1,000         $1,018.10            $7.26
Investor C ..............      $1,000         $1,031.10           $7.52              $1,000         $1,017.90            $7.47
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.65% for Institutional, .90% for Investor A, 1.42% for Investor B and 1.46% for Investor C), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


14              FDP SERIES, INC.                            NOVEMBER 30, 2007

Portfolio Information as of November 30, 2007

Geographic Allocation

                                                                      Percent of
MFS Research International FDP Fund                        Long-Term Investments
--------------------------------------------------------------------------------
United Kingdom .........................................                17.0%
Germany ................................................                14.8
Japan ..................................................                12.9
France .................................................                11.9
Switzerland ............................................                10.2
Italy ..................................................                 3.9
Netherlands ............................................                 2.6
India ..................................................                 2.4
Spain ..................................................                 2.3
Australia ..............................................                 2.1
Singapore ..............................................                 2.0
South Korea ............................................                 1.9
United States ..........................................                 1.9
Norway .................................................                 1.8
Mexico .................................................                 1.6
Brazil .................................................                 1.6
Austria ................................................                 1.3
Hong Kong ..............................................                 1.3
Ireland ................................................                 1.2
Belgium ................................................                 0.8
South Africa ...........................................                 0.8
Russia .................................................                 0.8
Canada .................................................                 0.6
Israel .................................................                 0.6
Greece .................................................                 0.5
Thailand ...............................................                 0.5
Taiwan .................................................                 0.4
Philippines ............................................                 0.2
Nigeria ................................................                 0.1
--------------------------------------------------------------------------------

Ten Largest Holdings

--------------------------------------------------------------------------------
                                                                      Percent of
MFS Research International FDP Fund                                   Net Assets
--------------------------------------------------------------------------------
E.ON AG ................................................                 2.8%
Nestle SA Registered Shares ............................                 2.6
Total SA ...............................................                 2.4
BHP Billiton Plc .......................................                 2.4
Royal Dutch Shell Plc ..................................                 2.4
Linde AG ...............................................                 2.3
Steel Authority of India ...............................                 2.2
Vodafone Group Plc .....................................                 2.0
Telefonica SA ..........................................                 2.0
Bucyrus International, Inc. ............................                 1.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marsico Growth FDP Fund                                               Net Assets
--------------------------------------------------------------------------------
The Goldman Sachs Group, Inc. ..........................                 5.0%
UnitedHealth Group, Inc. ...............................                 4.7
McDonald's Corp. .......................................                 4.5
Apple Computer, Inc. ...................................                 3.7
Lockheed Martin Corp. ..................................                 3.6
China Mobile Ltd. ......................................                 3.3
Schlumberger Ltd. ......................................                 3.3
Industrial & Commercial Bank of China ..................                 3.2
Las Vegas Sands Corp. ..................................                 3.1
Monsanto Co. ...........................................                 3.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                             Net Assets
--------------------------------------------------------------------------------
Bank of America Corp. ..................................                 3.7%
International Paper Co. ................................                 3.6
The Coca-Cola Co. ......................................                 3.1
Viacom, Inc. Class B ...................................                 3.1
Citigroup, Inc. ........................................                 2.9
Comcast Corp. Class A ..................................                 2.9
Wal-Mart Stores, Inc. ..................................                 2.9
Wyeth ..................................................                 2.8
Wachovia Corp. .........................................                 2.8
Schering-Plough Corp. ..................................                 2.6
--------------------------------------------------------------------------------


     FDP SERIES, INC.                            NOVEMBER 30, 2007            15

Portfolio Information as of November 30, 2007 (concluded)

Sector Representation

                                                                      Percent of
MFS Research International FDP Fund                        Long-Term Investments
--------------------------------------------------------------------------------
Financials .............................................                27.3%
Consumer Discretionary .................................                12.6
Materials ..............................................                10.9
Industrials ............................................                10.5
Energy .................................................                 9.5
Consumer Staples .......................................                 6.9
Telecommunication Services .............................                 6.3
Health Care ............................................                 5.8
Information Technology .................................                 5.8
Utilities ..............................................                 4.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marsico Growth FDP Fund                                    Long-Term Investments
--------------------------------------------------------------------------------
Information Technology .................................                20.3%
Consumer Discretionary .................................                19.7
Health Care ............................................                12.4
Financials .............................................                11.6
Industrials ............................................                11.5
Telecommunication Services .............................                 8.0
Energy .................................................                 6.6
Materials ..............................................                 5.8
Consumer Staples .......................................                 4.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                  Long-Term Investments
--------------------------------------------------------------------------------
Financials .............................................                25.7%
Consumer Staples .......................................                21.3
Health Care ............................................                18.3
Consumer Discretionary .................................                13.4
Materials and Processing ...............................                 8.5
Information Technology .................................                 6.3
Telecommunication Services .............................                 4.1
Industrials ............................................                 2.4
--------------------------------------------------------------------------------

      For Fund compliance purposes, the Fund's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

Five Largest Industries

                                                                      Percent of
MFS Research International FDP Fund                                   Net Assets
--------------------------------------------------------------------------------
Commercial Banks .......................................                18.1%
Oil, Gas & Consumable Fuels ............................                 9.1
Pharmaceuticals ........................................                 5.5
Metals & Mining ........................................                 5.3
Chemicals ..............................................                 4.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marsico Growth FDP Fund                                               Net Assets
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure ..........................                14.0%
Aerospace & Defense ....................................                 8.2
Capital Markets ........................................                 7.2
Chemicals ..............................................                 5.7
Computers & Peripherals ................................                 5.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                             Net Assets
--------------------------------------------------------------------------------
Pharmaceuticals ........................................                14.2%
Media ..................................................                10.7
Diversified Financial Services .........................                 8.1
Insurance ..............................................                 7.3
Food Products ..........................................                 7.2
--------------------------------------------------------------------------------

Quality Ratings by S&P/Moody's*

                                                                      Percent of
Franklin Templeton Total Return FDP Fund                   Long-Term Investments
--------------------------------------------------------------------------------
AAA/Aaa ................................................                71.1%
AA/Aa ..................................................                 3.0
A/A ....................................................                 5.1
BBB/Baa ................................................                 6.2
BB/Ba ..................................................                 1.7
B/B ....................................................                 2.5
CCC/Caa ................................................                 0.3
NR (Not Rated) .........................................                 9.3
Other** ................................................                 0.8
--------------------------------------------------------------------------------
*     Using the higher of S&P's or Moody's ratings.
**    Includes portfolio holdings in preferred stocks.

Asset Mix

                                                                      Percent of
Franklin Templeton Total Return FDP Fund                   Long-Term Investments
--------------------------------------------------------------------------------
Government Agency Mortgage-Backed Securities ...........                39.9%
Corporate Bonds ........................................                17.5
Asset-Backed Securities ................................                13.6
Non-Government Agency Mortgage-Backed Securities .......                10.8
Government & Agency Obligations ........................                 7.9
Foreign Government Obligations .........................                 7.1
Preferred Securities ...................................                 1.6
Government Agency Mortgage-Backed Securities --
  Collateralized Mortgage Obligations ..................                 1.6
--------------------------------------------------------------------------------


16              FDP SERIES, INC.                            NOVEMBER 30, 2007

Schedule of Investments as of November 30, 2007 (Unaudited)
                           MFS Research International FDP Fund (in U.S. dollars)

                                                        Shares
Common Stocks                                             Held         Value
===============================================================================
Australia -- 1.9%
Capital Markets -- 0.9%
Macquarie Group Ltd.                                    26,395     $  1,871,854
-------------------------------------------------------------------------------
Commercial Banks -- 0.3%
Australia & New Zealand Banking Group Ltd.              22,500          559,564
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.4%
Paladin Resources Ltd. (b)                             147,720          887,121
-------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods -- 0.3%
Billabong International Ltd.                            52,652          697,030
-------------------------------------------------------------------------------
Total Common Stocks in Australia                                      4,015,569
===============================================================================
Austria -- 1.3%
Commercial Banks -- 1.0%
Erste Bank der Oesterreichischen Sparkassen AG          26,118        1,897,094
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.3%
OMV AG                                                   9,100          646,339
-------------------------------------------------------------------------------
Total Common Stocks in Austria                                        2,543,433
===============================================================================
Belgium -- 0.8%
Diversified Financial Services -- 0.8%
Fortis                                                  59,960        1,606,126
-------------------------------------------------------------------------------
Total Common Stocks in Belgium                                        1,606,126
===============================================================================
Brazil -- 1.6%
Consumer Finance -- 0.1%
CSU Cardsystem SA (b)                                   59,300          201,118
-------------------------------------------------------------------------------
Internet Software & Services -- 0.2%
Universo Online SA (b)                                  64,100          450,527
-------------------------------------------------------------------------------
Metals & Mining -- 0.7%
Cia Vale do Rio Doce                                    41,300        1,444,475
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.6%
Petroleo Brasileiro SA (a)                              11,660        1,122,858
-------------------------------------------------------------------------------
Total Common Stocks in Brazil                                         3,218,978
===============================================================================
Canada -- 0.6%
Diversified Telecommunication Services -- 0.3%
TELUS Corp.                                             12,220          572,169
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.3%
Rogers Communications, Inc. Class B                     13,240          552,400
-------------------------------------------------------------------------------
Total Common Stocks in Canada                                         1,124,569
===============================================================================
France -- 11.7%
Auto Components -- 0.9%
Compagnie Generale des Etablissements Michelin          14,290        1,693,978
-------------------------------------------------------------------------------
Commercial Banks -- 2.9%
BNP Paribas SA                                          23,298        2,629,567
Credit Agricole SA                                      90,143        3,167,632
                                                                   ------------
                                                                      5,797,199
-------------------------------------------------------------------------------
Electrical Equipment -- 1.2%
Schneider Electric SA                                   17,151        2,393,186
-------------------------------------------------------------------------------
Gas Utilities -- 0.5%
Gaz de France SA                                        16,840          942,577
-------------------------------------------------------------------------------
Insurance -- 1.6%
AXA SA                                                  79,310        3,240,624
-------------------------------------------------------------------------------
Multi-Utilities -- 0.6%
Suez SA                                                 17,910        1,191,642
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 2.4%
Total SA                                                58,580        4,733,192
-------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods -- 1.6%
LVMH Moet Hennessy Louis Vuitton SA                     26,860        3,259,116
-------------------------------------------------------------------------------
Total Common Stocks in France                                        23,251,514
===============================================================================
Germany -- 14.1%
Automobiles -- 0.9%
Bayerische Motoren Werke AG                             29,500        1,799,649
-------------------------------------------------------------------------------
Chemicals -- 3.3%
Bayer AG                                                25,120        2,070,457
Linde AG                                                34,620        4,528,887
                                                                   ------------
                                                                      6,599,344
-------------------------------------------------------------------------------
Commercial Banks -- 1.4%
Deutsche Postbank AG                                    21,780        1,909,872
Hypo Real Estate Holding AG                             14,930          791,330
                                                                   ------------
                                                                      2,701,202
-------------------------------------------------------------------------------
Electric Utilities -- 2.8%
E.ON AG                                                 27,390        5,582,583
-------------------------------------------------------------------------------
Industrial Conglomerates -- 1.9%
Siemens AG                                              24,120        3,659,903
-------------------------------------------------------------------------------
Pharmaceuticals -- 1.3%
Merck KGaA                                              19,420        2,520,864
-------------------------------------------------------------------------------
Software -- 0.8%
SAP AG                                                  30,400        1,553,911
-------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods -- 1.7%
Adidas-Salomon AG                                       50,990        3,391,874
-------------------------------------------------------------------------------
Total Common Stocks in Germany                                       27,809,330
===============================================================================
Greece -- 0.5%
Commercial Banks -- 0.5%
Bank of Cyprus Public Co. Ltd.                          54,940        1,077,019
-------------------------------------------------------------------------------
Total Common Stocks in Greece                                         1,077,019
===============================================================================
Hong Kong -- 1.3%
Commercial Banks -- 1.3%
BOC Hong Kong Holdings Ltd.                            972,500        2,541,806
-------------------------------------------------------------------------------
Total Common Stocks in Hong Kong                                      2,541,806
===============================================================================
India -- 2.4%
IT Services -- 0.2%
HCL Technologies Ltd.                                   53,760          437,203
-------------------------------------------------------------------------------
Metals & Mining -- 2.2%
Steel Authority Of India                               660,434        4,310,113
-------------------------------------------------------------------------------
Total Common Stocks in India                                          4,747,316
===============================================================================
Ireland -- 1.2%
Commercial Banks -- 0.6%
Anglo Irish Bank Corp. Plc                              72,650        1,265,410
-------------------------------------------------------------------------------
Construction Materials -- 0.6%
CRH Plc                                                 30,460        1,150,444
-------------------------------------------------------------------------------
Total Common Stocks in Ireland                                        2,415,854
===============================================================================
Israel -- 0.6%
Chemicals -- 0.6%~
Makhteshim-Agan Industries Ltd. (b)                    137,710        1,164,354
-------------------------------------------------------------------------------
Total Common Stocks in Israel                                         1,164,354
===============================================================================
Italy -- 3.9%
Aerospace & Defense -- 0.6%
Finmeccanica SpA                                        41,690        1,244,205
-------------------------------------------------------------------------------


     FDP SERIES, INC.                            NOVEMBER 30, 2007            17

                         MFS Research International FDP Fund   (in U.S. dollars)

                                                        Shares
Common Stocks                                             Held         Value
===============================================================================
Italy (concluded)
Commercial Banks -- 2.8%
UniCredito Italiano SpA                                386,710     $  3,293,725
Unione Di Banche Italiane SPCA                          76,028        2,166,667
                                                                   ------------
                                                                      5,460,392
-------------------------------------------------------------------------------
Energy Equipment & Services -- 0.5%
Saipem SpA                                              23,490          945,030
-------------------------------------------------------------------------------
Total Common Stocks in Italy                                          7,649,627
===============================================================================
Japan -- 13.0%
Auto Components -- 0.9%
Bridgestone Corp.                                       89,600        1,705,476
-------------------------------------------------------------------------------
Automobiles -- 1.0%
Yamaha Motor Co., Ltd.                                  73,700        2,003,096
-------------------------------------------------------------------------------
Capital Markets -- 1.5%
Nomura Holdings, Inc.                                  163,800        2,930,607
-------------------------------------------------------------------------------
Commercial Banks -- 1.2%
Sumitomo Mitsui Financial Group, Inc.                      273        2,336,525
-------------------------------------------------------------------------------
Consumer Finance -- 0.6%
Aeon Credit Service Co., Ltd.                           71,500        1,183,355
-------------------------------------------------------------------------------
Distributors -- 0.2%
JFE Shoji Holdings, Inc.                                59,000          386,554
-------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 1.4%
Nippon Electric Glass Co.                               68,000        1,132,772
Omron Corp.                                             63,300        1,629,285
                                                                   ------------
                                                                      2,762,057
-------------------------------------------------------------------------------
Gas Utilities -- 0.4%
Tokyo Gas Co., Ltd.                                    163,000          809,756
-------------------------------------------------------------------------------
Household Durables -- 0.2%
Funai Electric Co., Ltd.                                11,600          490,663
-------------------------------------------------------------------------------
Household Products -- 1.0%
Kao Corp.                                               64,000        1,935,292
-------------------------------------------------------------------------------
Machinery -- 0.6%
Komatsu Ltd.                                            37,200        1,121,541
-------------------------------------------------------------------------------
Office Electronics -- 0.3%
Konica Minolta Holdings, Inc.                           34,000          642,578
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.6%
Inpex Holdings, Inc.                                       109        1,108,491
-------------------------------------------------------------------------------
Pharmaceuticals -- 0.7%
Astellas Pharma, Inc.                                   29,300        1,302,632
-------------------------------------------------------------------------------
Road & Rail -- 1.0%
East Japan Railway Co.                                     244        2,015,857
-------------------------------------------------------------------------------
Software -- 0.5%
Trend Micro, Inc.                                       22,500          905,143
-------------------------------------------------------------------------------
Trading Companies & Distributors -- 0.9%
Mitsubishi Corp.                                        39,500        1,130,450
Mitsui & Co., Ltd.                                      28,000          637,538
                                                                   ------------
                                                                      1,767,988
-------------------------------------------------------------------------------
Total Common Stocks in Japan                                         25,407,611
===============================================================================
Mexico -- 1.6%
Household Products -- 0.3%
Kimberly-Clark de Mexico, SA de CV                     128,960          526,126
-------------------------------------------------------------------------------
Media -- 0.7%
Grupo Televisa, SA (a)                                  56,020        1,354,003
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.6%
America Movil, SA de CV (a)                             20,030        1,241,216
-------------------------------------------------------------------------------
Total Common Stocks in Mexico                                         3,121,345
===============================================================================
Netherlands -- 2.5%
Air Freight & Logistics -- 0.4%
TNT NV                                                  21,180          867,278
-------------------------------------------------------------------------------
Beverages -- 1.2%
Heineken NV                                             36,840        2,418,812
-------------------------------------------------------------------------------
Household Durables -- 0.9%
Koninklijke Philips Electronics NV                      43,270        1,814,232
-------------------------------------------------------------------------------
Total Common Stocks in the Netherlands                                5,100,322
===============================================================================
Nigeria -- 0.1%
Commercial Banks -- 0.1%
First City Monument Bank Plc                         1,198,070          175,794
-------------------------------------------------------------------------------
Total Common Stocks in Nigeria                                          175,794
===============================================================================
Norway -- 1.8%
Diversified Telecommunication Services -- 0.7%
Telenor ASA                                             59,770        1,387,306
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 1.1%
Statoilhydro ASA                                        66,490        2,157,599
-------------------------------------------------------------------------------
Total Common Stocks in Norway                                         3,544,905
===============================================================================
Philippines -- 0.2%
Wireless Telecommunication Services -- 0.2%
Philippine Long Distance Telephone Co.                   5,440          394,249
-------------------------------------------------------------------------------
Total Common Stocks in the Philippines                                  394,249
===============================================================================
Russia -- 0.8%
Oil, Gas & Consumable Fuels -- 0.8%
OAO Gazprom (a)                                         28,430        1,495,418
-------------------------------------------------------------------------------
Total Common Stocks in Russia                                         1,495,418
===============================================================================
Singapore -- 1.9%
Commercial Banks -- 0.6%
DBS Group Holdings Ltd.                                 91,000        1,263,191
-------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 0.4%
Venture Corp. Ltd.                                      89,000          774,448
-------------------------------------------------------------------------------
Real Estate Management & Development -- 0.9%
CapitaLand Ltd.                                        374,000        1,808,011
-------------------------------------------------------------------------------
Total Common Stocks in Singapore                                      3,845,650
===============================================================================
South Africa -- 0.8%
Commercial Banks -- 0.5%
Standard Bank Group Ltd.                                64,510          995,378
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.3%
MTN Group Ltd.                                          25,180          509,150
-------------------------------------------------------------------------------
Total Common Stocks in South Africa                                   1,504,528
===============================================================================
South Korea -- 1.9%
Commercial Banks -- 0.6%
Hana Financial Group, Inc.                              26,060        1,226,403
-------------------------------------------------------------------------------
Food Products -- 0.2%
Nong Shim Co., Ltd.                                      1,677          324,058
-------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 1.1%
Samsung Electronics Co., Ltd.                            3,568        2,188,482
-------------------------------------------------------------------------------
Total Common Stocks in South Korea                                    3,738,943
===============================================================================


18              FDP SERIES, INC.                            NOVEMBER 30, 2007

Schedule of Investments (concluded)
                         MFS Research International FDP Fund   (in U.S. dollars)

                                                        Shares
Common Stocks                                             Held          Value
===============================================================================
Spain -- 2.3%
Diversified Telecommunication Services -- 2.0%
Telefonica SA                                          115,080     $  3,857,045
-------------------------------------------------------------------------------
Media -- 0.3%
Antena 3 de Television SA                               45,314          694,079
-------------------------------------------------------------------------------
Total Common Stocks in Spain                                          4,551,124
===============================================================================
Switzerland -- 10.1%
Biotechnology -- 0.4%
Actelion Ltd. (b)                                       16,466          729,125
-------------------------------------------------------------------------------
Building Products -- 0.9%
Geberit AG                                              12,905        1,775,285
-------------------------------------------------------------------------------
Capital Markets -- 1.7%
EFG International AG                                    16,830          684,315
UBS AG                                                  53,581        2,706,135
                                                                   ------------
                                                                      3,390,450
-------------------------------------------------------------------------------
Chemicals -- 1.0%
Syngenta AG                                              8,150        2,004,128
-------------------------------------------------------------------------------
Food Products -- 2.6%
Nestle SA Registered Shares                             10,721        5,140,173
-------------------------------------------------------------------------------
Pharmaceuticals -- 3.5%
Novartis AG Registered Shares                           62,810        3,568,782
Roche Holding AG                                        17,410        3,312,750
                                                                   ------------
                                                                      6,881,532
-------------------------------------------------------------------------------
Total Common Stocks in Switzerland                                   19,920,693
===============================================================================
Taiwan -- 0.4%
Semiconductors & Semiconductor
Equipment -- 0.4%
Taiwan Semiconductor Manufacturing Co., Ltd.           397,000          745,713
-------------------------------------------------------------------------------
Total Common Stocks in Taiwan                                           745,713
===============================================================================
Thailand -- 0.5%
Oil, Gas & Consumable Fuels -- 0.5%
PTT PCL                                                 84,300          946,421
-------------------------------------------------------------------------------
Total Common Stocks in Thailand                                         946,421
===============================================================================
United Kingdom -- 16.9%
Commercial Banks -- 4.3%
Barclays Plc                                           265,200        3,069,646
Royal Bank of Scotland Group Plc                       336,797        3,178,245
Standard Chartered Plc                                  55,503        2,184,061
                                                                   ------------
                                                                      8,431,952
-------------------------------------------------------------------------------
Commercial Services & Supplies -- 0.5%
Intertek Group Plc                                      57,640        1,072,455
-------------------------------------------------------------------------------
Household Products -- 0.9%
Reckitt Benckiser Plc                                   31,670        1,881,708
-------------------------------------------------------------------------------
Insurance -- 0.7%
Old Mutual Plc                                         407,890        1,413,862
-------------------------------------------------------------------------------
Media -- 1.8%
WPP Group Plc                                          281,520        3,553,727
-------------------------------------------------------------------------------
Metals & Mining -- 2.4%
BHP Billiton Plc                                       142,240        4,699,418
-------------------------------------------------------------------------------
Multiline Retail -- 0.4%
Next Plc                                                22,080          789,868
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 2.4%
Royal Dutch Shell Plc                                  115,090        4,651,870
-------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 0.5%
ARM Holdings Plc                                       329,290          897,017
-------------------------------------------------------------------------------
Specialty Retail -- 0.5%
Kingfisher Plc                                         322,490        1,009,770
-------------------------------------------------------------------------------
Trading Companies & Distributors -- 0.5%
Bunzl Plc                                               64,860          954,765
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 2.0%
Vodafone Group Plc                                   1,045,170        3,915,090
-------------------------------------------------------------------------------
Total Common Stocks in the United Kingdom                            33,271,502
===============================================================================
United States -- 1.9%
Machinery -- 1.9%
Bucyrus International, Inc.                             41,830        3,668,909
-------------------------------------------------------------------------------
Total Common Stocks in the United States                              3,668,909
===============================================================================
Total Common Stocks (Cost -- $166,141,003) -- 98.6%                 194,598,622
===============================================================================

===============================================================================
Preferred Stocks
===============================================================================
Germany -- 0.6%
Household Products -- 0.6%
Henkel KGaA, 1.75%                                      22,820        1,260,600
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost -- $1,196,854) -- 0.6%                   1,260,600
===============================================================================
Total Investments (Cost -- $167,337,857*) -- 99.2%                  195,859,222

Other Assets Less Liabilities -- 0.8%                                 1,537,662
                                                                   ------------
Net Assets -- 100.0%                                               $197,396,884
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2007, as computed for federal income tax purposes, were as follows:
      Aggregate cost .........................................    $ 167,644,880
                                                                  =============
      Gross unrealized appreciation ..........................    $  32,957,419
      Gross unrealized depreciation ..........................       (4,743,077)
                                                                  -------------
      Net unrealized appreciation ............................    $  28,214,342
                                                                  =============
(a)   Depositary receipts.
(b)   Non-income producing security.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


     FDP SERIES, INC.                            NOVEMBER 30, 2007            19

Schedule of Investments as of November 30, 2007 (Unaudited)
                                                         Marsico Growth FDP Fund

        Shares
          Held    Common Stocks                                        Value
===============================================================================
Aerospace & Defense -- 8.2%
        35,694    Boeing Co.                                       $  3,303,123
        51,839    General Dynamics Corp.                              4,602,266
        54,828    Lockheed Martin Corp.                               6,067,815
                                                                   ------------
                                                                     13,973,204
===============================================================================
Air Freight & Logistics -- 1.1%
        19,717    FedEx Corp.                                         1,941,533
===============================================================================
Automobiles -- 2.0%
        29,978    Toyota Motor Corp. (b)                              3,377,022
===============================================================================
Beverages -- 1.9%
        17,205    The Coca-Cola Co.                                   1,068,430
        62,912    Heineken NV (b)                                     2,072,227
                                                                   ------------
                                                                      3,140,657
===============================================================================
Biotechnology -- 3.4%
        33,954    Amylin Pharmaceuticals, Inc. (a)                    1,296,703
        58,577    Genentech, Inc. (a)                                 4,466,496
                                                                   ------------
                                                                      5,763,199
===============================================================================
Capital Markets -- 7.2%
        37,649    The Goldman Sachs Group, Inc.                       8,532,769
        58,249    Lehman Brothers Holdings, Inc.                      3,648,135
                                                                   ------------
                                                                     12,180,904
===============================================================================
Chemicals -- 5.7%
         9,049    Air Products & Chemicals, Inc.                        896,213
        52,032    Monsanto Co.                                        5,170,420
        41,693    Praxair, Inc.                                       3,559,748
                                                                   ------------
                                                                      9,626,381
===============================================================================
Commercial Banks -- 4.1%
       107,000    China Merchants Bank Co. Ltd.                         494,737
     6,823,000    Industrial & Commercial Bank of China               5,398,144
        32,558    Wells Fargo & Co.                                   1,055,856
                                                                   ------------
                                                                      6,948,737
===============================================================================
Communications Equipment -- 3.9%
       144,991    Cisco Systems, Inc. (a)                             4,062,648
        43,856    Juniper Networks, Inc. (a)                          1,303,400
        31,048    QUALCOMM, Inc.                                      1,266,137
                                                                   ------------
                                                                      6,632,185
===============================================================================
Computers & Peripherals -- 5.4%
        34,830    Apple Computer, Inc. (a)                            6,346,723
        55,324    Hewlett-Packard Co.                                 2,830,376
                                                                   ------------
                                                                      9,177,099
===============================================================================
Diversified Telecommunication Services -- 2.5%
       113,409    AT&T Inc.                                           4,333,358
===============================================================================
Energy Equipment & Services -- 5.1%
        10,517    Cameron International Corp. (a)                       980,500
        59,312    Schlumberger Ltd.                                   5,542,706
        15,445    Transocean, Inc.                                    2,120,454
                                                                   ------------
                                                                      8,643,660
===============================================================================
Food & Staples Retailing -- 2.1%
        56,498    CVS/Caremark Corp.                                  2,265,005
       134,522    Tesco Plc                                           1,324,754
                                                                   ------------
                                                                      3,589,759
===============================================================================
Health Care Providers & Services -- 4.7%
       143,957    UnitedHealth Group, Inc.                            7,917,635
===============================================================================
Hotels, Restaurants & Leisure -- 14.0%
        46,078    Las Vegas Sands Corp. (a)                           5,225,245
        43,863    MGM Mirage (a)                                      3,794,150
       131,289    McDonald's Corp.                                    7,676,468
        32,672    Wynn Resorts Ltd.                                   4,147,384
        81,224    Yum! Brands, Inc.                                   3,017,472
                                                                   ------------
                                                                     23,860,719
===============================================================================
IT Services -- 2.6%
        22,294    MasterCard, Inc. Class A                            4,473,291
===============================================================================
Internet Software & Services -- 3.0%
         7,260    Google, Inc. Class A (a)                            5,031,180
===============================================================================
Media -- 1.8%
       150,591    Comcast Corp. Class A (a)                           3,093,139
===============================================================================
Oil, Gas & Consumable Fuels -- 1.3%
        22,698    Petroleo Brasileiro SA (b)                          2,185,817
===============================================================================
Pharmaceuticals -- 4.0%
        68,832    Merck & Co., Inc.                                   4,085,868
        86,489    Schering-Plough Corp.                               2,707,106
                                                                   ------------
                                                                      6,792,974
===============================================================================
Road & Rail -- 1.8%
        23,692    Union Pacific Corp.                                 2,988,509
===============================================================================
Semiconductors & Semiconductor Equipment -- 2.0%
       130,434    Intel Corp.                                         3,401,719
===============================================================================
Software -- 2.8%
       142,381    Microsoft Corp.                                     4,784,002
===============================================================================
Specialty Retail -- 1.3%
        92,727    Lowe's Cos., Inc.                                   2,263,466
===============================================================================
Wireless Telecommunication Services -- 5.3%
        54,268    America Movil, SA de CV (b)                         3,346,165
       311,500    China Mobile Ltd.                                   5,617,118
                                                                   ------------
                                                                      8,963,283
-------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost -- $133,630,881) -- 97.2%                   165,083,432
===============================================================================

===============================================================================
          Face
        Amount    Short-Term Securities
===============================================================================
Time Deposits -- 3.1%
    $5,324,078    Brown Brothers Harriman & Co.,
                    3.96% due 12/03/2007                              5,324,078
-------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost -- $5,324,078) -- 3.1%                        5,324,078
===============================================================================
Total Investments (Cost -- $138,954,959*) -- 100.3%                 170,407,510

Liabilities in Excess of Other Assets -- (0.3%)                        (453,243)
                                                                   ------------
Net Assets -- 100.0%                                               $169,954,267
                                                                   ============


20              FDP SERIES, INC.                            NOVEMBER 30, 2007

Schedule of Investments (concluded)                      Marsico Growth FDP Fund

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2007, as computed for federal income tax purposes, were as follows:
      Aggregate cost .........................................    $ 139,012,412
                                                                  =============
      Gross unrealized appreciation ..........................    $  33,592,518
      Gross unrealized depreciation ..........................       (2,197,420)
                                                                  -------------
      Net unrealized appreciation ............................    $  31,395,098
                                                                  =============
(a)   Non-income producing security.
(b)   Depositary receipts.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


     FDP SERIES, INC.                            NOVEMBER 30, 2007            21

Schedule of Investments as of November 30, 2007 (Unaudited)
                                    Van Kampen Value FDP Fund (in U.S. dollars)

        Shares
          Held    Common Stocks                                        Value
===============================================================================
Airlines -- 0.8%
        86,000    Southwest Airlines Co.                           $  1,216,900
===============================================================================
Beverages -- 3.9%
        25,200    Anheuser-Busch Cos., Inc.                           1,328,544
        80,500    The Coca-Cola Co.                                   4,999,050
                                                                   ------------
                                                                      6,327,594
===============================================================================
Capital Markets -- 2.1%
        60,417    The Bank of New York Mellon Corp.                   2,897,599
         5,200    The Bear Stearns Cos., Inc.                           518,440
                                                                   ------------
                                                                      3,416,039
===============================================================================
Chemicals -- 3.4%
        85,800    E.I. du Pont de Nemours & Co.                       3,959,670
        28,100    Rohm & Haas Co.                                     1,527,797
                                                                   ------------
                                                                      5,487,467
===============================================================================
Commercial Banks -- 5.3%
         4,500    Barclays Plc (b)                                      208,620
           500    The PNC Financial Services Group, Inc. (c)             36,605
        30,500    U.S. Bancorp                                        1,009,245
       104,100    Wachovia Corp.                                      4,476,300
        84,700    Wells Fargo & Co.                                   2,746,821
                                                                   ------------
                                                                      8,477,591
===============================================================================
Communications Equipment -- 0.3%
        17,100    Telefonaktiebolaget LM Ericsson (b)                   418,266
===============================================================================
Computers & Peripherals -- 3.0%
        56,900    Dell, Inc. (a)                                      1,396,326
        18,600    Hewlett-Packard Co.                                   951,576
        23,600    International Business Machines Corp.               2,482,248
                                                                   ------------
                                                                      4,830,150
===============================================================================
Diversified Financial Services -- 8.1%
       127,700    Bank of America Corp.                               5,890,801
       141,400    Citigroup, Inc.                                     4,708,620
        51,400    JPMorgan Chase & Co.                                2,344,868
                                                                   ------------
                                                                     12,944,289
===============================================================================
Diversified Telecommunication Services -- 3.9%
        53,900    AT&T Inc.                                           2,059,519
        95,400    Verizon Communications, Inc.                        4,122,234
                                                                   ------------
                                                                      6,181,753
===============================================================================
Food & Staples Retailing -- 4.8%
        75,200    CVS/Caremark Corp.                                  3,014,768
        96,200    Wal-Mart Stores, Inc.                               4,607,980
                                                                   ------------
                                                                      7,622,748
===============================================================================
Food Products -- 7.2%
        72,900    Cadbury Schweppes Plc (b)                           3,759,453
        96,685    Kraft Foods, Inc.                                   3,340,467
        31,300    Sara Lee Corp.                                        526,779
       109,600    Unilever NV (b)                                     3,882,032
                                                                   ------------
                                                                     11,508,731
===============================================================================
Health Care Equipment & Supplies -- 0.6%
        82,400    Boston Scientific Corp. (a)                         1,040,712
===============================================================================
Health Care Providers & Services -- 2.2%
        41,400    Cardinal Health, Inc.                               2,506,770
        10,500    UnitedHealth Group, Inc.                              577,500
         5,800    WellPoint, Inc. (a)                                   488,418
                                                                   ------------
                                                                      3,572,688
===============================================================================
Household Products -- 2.2%
        25,300    Kimberly-Clark Corp.                                1,766,193
        23,000    The Procter & Gamble Co.                            1,702,000
                                                                   ------------
                                                                      3,468,193
===============================================================================
IT Services -- 0.7%
         9,900    Computer Sciences Corp. (a)                           522,918
        28,400    The Western Union Co.                                 641,840
                                                                   ------------
                                                                      1,164,758
===============================================================================
Industrial Conglomerates -- 1.5%
        61,100    General Electric Co.                                2,339,519
===============================================================================
Insurance -- 7.3%
        11,400    Aflac, Inc.                                           714,096
        28,700    American International Group, Inc.                  1,668,331
           300    Berkshire Hathaway, Inc. Class B (a)                1,407,000
        71,500    Chubb Corp.                                         3,900,325
        23,100    Genworth Financial, Inc. Class A                      606,144
         7,300    Hartford Financial Services Group, Inc.               695,836
         9,400    MBIA, Inc.                                            343,194
        21,300    MetLife, Inc.                                       1,397,067
        17,200    The Travelers Cos., Inc.                              913,492
                                                                   ------------
                                                                     11,645,485
===============================================================================
Internet & Catalog Retail -- 1.1%
        85,850    Liberty Media Holding Corp. -- Interactive (a)      1,729,878
===============================================================================
Media -- 10.7%
       226,802    Comcast Corp. Class A (a)                           4,658,513
        15,690    Liberty Media Holding Corp. -- Capital (a)          1,868,051
        74,000    News Corp. Class B                                  1,604,320
       236,000    Time Warner, Inc.                                   4,073,360
       117,250    Viacom, Inc. Class B (a)                            4,926,845
                                                                   ------------
                                                                     17,131,089
===============================================================================
Metals & Mining -- 0.9%
        29,935    Alcoa, Inc.                                         1,088,736
         7,100    Newmont Mining Corp.                                  352,799
                                                                   ------------
                                                                      1,441,535
===============================================================================
Paper & Forest Products -- 3.6%
       172,600    International Paper Co.                             5,825,250
===============================================================================
Pharmaceuticals -- 14.2%
        45,700    Abbott Laboratories                                 2,628,207
       140,600    Bristol-Myers Squibb Co.                            4,165,978
        45,600    Eli Lilly & Co.                                     2,414,520
        29,500    GlaxoSmithKline Plc (b)                             1,554,060
       110,300    Pfizer, Inc.                                        2,620,728
         6,300    Roche Holding AG (b)                                  601,235
       133,400    Schering-Plough Corp.                               4,175,420
        91,400    Wyeth                                               4,487,740
                                                                   ------------
                                                                     22,647,888
===============================================================================


22              FDP SERIES, INC.                            NOVEMBER 30, 2007

Schedule of Investments (concluded) Van Kampen Value FDP Fund  (in U.S. dollars)

        Shares
          Held    Common Stocks                                        Value
===============================================================================
Semiconductors & Semiconductor Equipment -- 1.0%
        31,000    Intel Corp.                                      $    808,480
         7,500    KLA-Tencor Corp.                                      360,600
        13,400    Texas Instruments, Inc.                               423,038
                                                                   ------------
                                                                      1,592,118
===============================================================================
Software -- 0.8%
        40,700    Microsoft Corp.                                     1,367,520
===============================================================================
Specialty Retail -- 0.7%
        18,400    Home Depot, Inc.                                      525,504
        24,200    Lowe's Cos., Inc.                                     590,722
                                                                   ------------
                                                                      1,116,226
===============================================================================
Thrifts & Mortgage Finance -- 1.1%
        12,500    Fannie Mae                                            480,250
        35,600    Freddie Mac                                         1,248,492
                                                                   ------------
                                                                      1,728,742
===============================================================================
Tobacco -- 1.8%
        36,200    Altria Group, Inc.                                  2,807,672
-------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost -- $142,090,891) -- 93.2%                   149,050,801
===============================================================================

===============================================================================
          Face
        Amount    Short-Term Securities                               Value
===============================================================================
Time Deposits -- 0.1%
    $  102,138    Brown Brothers Harriman & Co., 3.96%
                    due 12/03/2007                                      102,138
===============================================================================
U.S. Government Agency Obligations -- 5.9%
     9,400,000    Federal Home Loan Bank, 4.305%
                    due 12/03/2007                                    9,398,016
-------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost -- $9,500,153) -- 6.0%                        9,500,154
===============================================================================
Total Investments (Cost -- $151,591,044*) -- 99.2%                  158,550,955

Other Assets Less Liabilities -- 0.8%                                 1,357,099
                                                                   ------------
Net Assets -- 100.0%                                               $159,908,054
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2007, as computed for federal income tax purposes, were as follows:
      Aggregate cost .........................................    $ 151,732,484
                                                                  =============
      Unrealized appreciation ................................    $  14,606,874
      Unrealized depreciation ................................       (7,788,403)
                                                                  -------------
      Net unrealized appreciation ............................    $   6,818,471
                                                                  =============
(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                        Purchase    Sale    Realized    Dividend
      Affiliate                           Cost      Cost      Gain       Income
      --------------------------------------------------------------------------
      The PNC Financial Services
        Group, Inc.                        --        --        --         $630
      --------------------------------------------------------------------------

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industry classifications are shown as a percent of net assets.

      See Notes to Financial Statements.


     FDP SERIES, INC.                            NOVEMBER 30, 2007            23

Schedule of Investments as of November 30, 2007 (Unaudited)
                            Franklin Templeton Return FDP Fund (in U.S. dollars)

                Face
              Amount    Asset-Backed Securities**                      Value
===============================================================================
USD        1,888,207    ACE Securities Corp. Series 2005-HE7
                          Class A2B, 4.969% due 11/25/2035 (a)     $  1,878,412
           4,100,000    American Express Credit Account Master
                          Trust Series 2002-5 Class A, 5.923%
                          due 2/15/2012 (a)                           4,094,340
           1,484,598    Ameriquest Mortgage Securities, Inc.
                          Series 2005-R9 Class A2B, 5.019%
                          due 11/25/2035 (a)                          1,445,291
             545,571    Asset Backed Funding Certificates
                          Series 2005-HE2 Class A2C, 5.089%
                          due 6/25/2035 (a)                             543,787
                        Asset Backed Securities Corp. Home
                          Equity Line Trust (a):
             282,017        Series 2006-HE2 Class A2, 4.859%
                              due 3/25/2036                             281,531
             220,557        Series 2205-HE4 Class A1, 4.949%
                              due 5/25/2035                             219,750
           4,500,000    Bank of America Credit Card Trust
                          Series 2007-A13 Class A13, 5.345%
                          due 4/15/2012 (a)                           4,484,700
             503,323    Chase Funding Mortgage Loan Asset-Backed
                          Certificates Series 2004-2 Class 2A2,
                          5.381% due 2/25/2034 (a)                      493,128
           2,200,000    Chase Issuance Trust Series 2007-A9
                          Class A, 5.783% due 6/16/2014 (a)           2,172,599
             660,823    CitiFinancial Mortgage Securities, Inc.
                          Series 2003-4 Class AF6, 4.493%
                          due 10/25/2033 (a)                            654,651
             700,000    Countrywide Asset Backed Certificates
                          Series 2005-11 Class AF4, 5.21%
                          due 9/25/2035 (a)                             671,630
           3,400,000    Ford Credit Auto Owner Trust
                          Series 2007-B Class A2B, 5.421%
                          due 4/15/2014 (a)                           3,401,890
           1,100,000    HSI Asset Securitization Corp. Trust
                          Series 2006-OPT4 Class 2A2, 5.43%
                          due 3/25/2036 (a)                           1,076,855
           3,098,590    JPMorgan Mortgage Acquisition Corp.
                          Series 2006-WMC Class A2, 4.869%
                          due 12/25/2036 (a)                          3,022,393
           1,030,000    MBNA Credit Card Master Note Trust
                          Series 2003-A9 Class A9, 5.74%
                          due 2/15/2011 (a)                           1,029,470
             262,452    Master Asset Backed Securities Trust
                          Series 2006-AB1 Class A1, 4.929%
                          due 2/25/2036 (a)                             258,992
                        Morgan Stanley ABS Capital I (a):
             587,651        Series 2006-HE4 Class A1, 4.829%
                              due 6/25/2036                             580,813
           1,900,000        Series 2006-NC3 Class A2B, 5.44%
                              due 3/25/2036                           1,851,160
             438,709        Series 2006-NC4 Class A2A, 4.819%
                              due 6/25/2036                             433,966
             652,839    Residential Asset Securities Corp.
                          Series 2005-AHL2 Class A2, 5.049%
                          due 10/25/2035 (a)                            632,669
                        Securitized Asset Backed Receivables
                          LLC Trust (a):
             206,569        Series 2006-FR1 Class A2A, 4.859%
                              due 11/25/2035                            205,929
           1,400,000        Series 2006-FR2 Class A2, 5.47%
                              due 3/25/2036                           1,370,717
             700,140    Structured Asset Securities Corp.
                          Series 2005-SC1 Class 1A1, 5.059%
                          due 5/25/2031 (a)(c)                          694,527
-------------------------------------------------------------------------------
                        Total Asset-Backed Securities
                        (Cost -- $31,815,401) -- 15.2%               31,499,200
===============================================================================

===============================================================================
                        Corporate Bonds
===============================================================================
Aerospace & Defense -- 0.1%
                        L-3 Communications Corp.:
              50,000        5.875% due 1/15/2015                         48,000
              75,000        Series B, 6.375% due 10/15/2015              74,250
                                                                   ------------
                                                                        122,250
===============================================================================
Beverages -- 0.8%
           1,000,000    The Coca-Cola Co., 5.35% due 11/15/2017       1,018,451
             600,000    SABMiller Plc, 6.50% due 7/01/2016 (c)          629,260
                                                                   ------------
                                                                      1,647,711
===============================================================================
Biotechnology -- 0.3%
             300,000    Amgen, Inc., 0.375% due 2/01/2013 (b)           279,375
             360,000    PDL BioPharma, Inc., 2.75%
                          due 8/16/2023 (b)                             372,150
                                                                   ------------
                                                                        651,525
===============================================================================
Capital Markets -- 1.3%
             100,000    The Bear Stearns Cos., Inc. Series B,
                          4.55% due 6/23/2010                            96,847
             500,000    The Goldman Sachs Group, Inc.,
                          6.75% due 10/01/2037                          491,126
                        Lazard Group LLC:
             100,000        7.125% due 5/15/2015                        101,582
           1,000,000        6.85% due 6/15/2017                         991,718
             700,000    Lehman Brothers Holdings, Inc., 6.50%
                          due 7/19/2017                                 705,137
             300,000    Morgan Stanley, 4.75% due 4/01/2014             286,031
                                                                   ------------
                                                                      2,672,441
===============================================================================
Chemicals -- 0.6%
             150,000    Huntsman International LLC, 7.875%
                          due 11/15/2014                                160,875
             350,000    Ineos Group Holdings Plc, 8.50%
                          due 2/15/2016 (c)                             315,000
             200,000    Lyondell Chemical Co., 8% due 9/15/2014         226,500
              50,000    RPM International, Inc., 6.25%
                          due 12/15/2013                                 53,037
             200,000    RPM United Kingdom G.P., 6.70%
                          due 11/01/2015                                215,194
             250,000    Yara International ASA, 5.25%
                          due 12/15/2014 (c)                            244,431
                                                                   ------------
                                                                      1,215,037
===============================================================================


24              FDP SERIES, INC.                            NOVEMBER 30, 2007

                     Franklin Templeton Total Return FDP Fund  (in U.S. dollars)

                Face
              Amount    Corporate Bonds                                Value
===============================================================================
Commercial Banks -- 1.8%
USD          600,000    BNP Paribas, 7.195% (a)(c)(f)              $    564,294
             800,000    Compass Bank, 6.40% due 10/01/2017              818,978
JPY       60,000,000    European Investment Bank, 0.525%
                          due 9/21/2011 (a)                             539,884
USD          400,000    Glitnir Banki hf, 7.451% (a)(c)(f)              405,985
             400,000    Kaupthing Bank hf, 7.125%
                          due 5/19/2016 (c)                             389,058
JPY       64,000,000    Kreditanstalt fuer Wiederaufbau, 0.60%
                          due 8/08/2011 (a)                             576,084
USD          400,000    Landsbanki Islands hf, 6.10%
                          due 8/25/2011 (c)                             397,139
                                                                   ------------
                                                                      3,691,422
===============================================================================
Commercial Services & Supplies -- 0.1%
             250,000    Aramark Corp., 8.50% due 2/01/2015              250,937
              50,000    Waste Management, Inc., 6.50%
                          due 11/15/2008                                 50,625
                                                                   ------------
                                                                        301,562
===============================================================================
Construction Materials -- 0.1%
             300,000    Headwaters, Inc., 2.875%
                          due 6/01/2016 (b)                             255,000
===============================================================================
Containers & Packaging -- 0.1%
             225,000    Owens-Brockway Glass Container, Inc.,
                          6.75% due 12/01/2014                          223,313
===============================================================================
Diversified Financial Services -- 1.1%
             500,000    CIT Group Funding Co. of Canada,
                          4.65% due 7/01/2010                           474,941
             695,000    CapitalSource, Inc., 4%
                          due 7/15/2034 (a)(b)                          621,156
                        GMAC LLC:
             800,000        6.875% due 9/15/2011                        698,962
             100,000        6.875% due 8/28/2012                         85,014
                        General Electric Capital Corp.:
              72,000        5.62% due 10/21/2010 (a)                     71,721
             500,000        5% due 1/08/2016                            499,427
                                                                   ------------
                                                                      2,451,221
===============================================================================
Diversified Telecommunication Services -- 1.1%
             300,000    AT&T Inc., 5.612% due 11/14/2008 (a)            299,340
             500,000    Embarq Corp., 7.082% due 6/01/2016              521,465
                        Telecom Italia Capital SA:
             250,000        4.95% due 9/30/2014                         240,627
             250,000        7.20% due 7/18/2036                         270,587
                        Verizon New York, Inc.:
             800,000        Series A, 6.875% due 4/01/2012              853,906
             100,000        Series B, 7.375% due 4/01/2032              108,566
                                                                   ------------
                                                                      2,294,491
===============================================================================
Energy Equipment & Services -- 0.1%
                        Compagnie Generale de
                          Geophysique-Veritas:
             150,000        7.50% due 5/15/2015                         151,125
             100,000        7.75% due 5/15/2017                         100,500
                                                                   ------------
                                                                        251,625
===============================================================================
Food & Staples Retailing -- 0.6%
             300,000    CVS/Caremark Corp., 5.75%
                          due 6/01/2017                                 301,740
           1,000,000    Tesco Plc, 6.15% due 11/15/2037 (c)             968,363
                                                                   ------------
                                                                      1,270,103
===============================================================================
Food Products -- 0.8%
                        Bunge Ltd Finance Corp.:
             300,000        5.875% due 5/15/2013                        308,194
             400,000        5.10% due 7/15/2015                         388,549
           1,000,000    Cargill, Inc., 6% due 11/27/2017 (c)          1,002,212
                                                                   ------------
                                                                      1,698,955
===============================================================================
Health Care Providers & Services -- 1.1%
             750,000    Coventry Health Care, Inc., 6.30%
                          due 8/15/2014                                 768,937
             350,000    DaVita, Inc., 7.25% due 3/15/2015               340,375
             600,000    Quest Diagnostics, Inc., 6.95%
                          due 7/01/2037                                 651,119
                        Tenet Healthcare Corp.:
              25,000        6.375% due 12/01/2011                        22,500
             250,000        9.875% due 7/01/2014                        235,625
             200,000    UnitedHealth Group, Inc., 6.50%
                          due 6/15/2037 (c)                             195,884
                                                                   ------------
                                                                      2,214,440
===============================================================================
Hotels, Restaurants & Leisure -- 0.3%
             100,000    Harrah's Operating Co., Inc., 6.50%
                          due 6/01/2016                                  76,000
             350,000    MGM Mirage, 6.625% due 7/15/2015                325,500
                        Station Casinos, Inc.:
             250,000        6.875% due 3/01/2016                        199,062
             100,000        7.75% due 8/15/2016                          94,000
                                                                   ------------
                                                                        694,562
===============================================================================
Household Durables -- 0.8%
                        Ford Motor Credit Co. LLC:
             550,000        7.875% due 6/15/2010                        510,507
             450,000        9.875% due 8/10/2011                        435,469
             350,000    Jarden Corp., 7.50% due 5/01/2017               315,000
                        KB Home:
             250,000        6.25% due 6/15/2015                         216,875
             100,000        7.25% due 6/15/2018                          91,000
                                                                   ------------
                                                                      1,568,851
===============================================================================
IT Services -- 0.7%
             500,000    Fiserv, Inc., 6.125% due 11/20/2012             508,885
                        SunGard Data Systems, Inc.:
             150,000        9.125% due 8/15/2013                        152,625
             250,000        10.25% due 8/15/2015                        257,500
             385,000    Verifone Holdings, Inc., 1.375%
                          due 6/15/2012 (b)(c)                          485,100
                                                                   ------------
                                                                      1,404,110
===============================================================================
Independent Power Producers & Energy Traders -- 0.3%
                        NRG Energy, Inc.:
             400,000        7.25% due 2/01/2014                         391,000
              25,000        7.375% due 2/01/2016                         24,500
             300,000    Texas Competitive Electric Holdings
                          Co. LLC, 10.25% due 11/01/2015 (c)            288,750
                                                                   ------------
                                                                        704,250
===============================================================================
Industrial Conglomerates -- 0.0%
              50,000    Hutchison Whampoa International (03/33)
                          Ltd., 7.45% due 11/24/2033 (c)                 56,383
===============================================================================
Insurance -- 0.5%
             500,000    Genworth Financial, Inc., 6.15%
                          due 11/15/2066 (a)                            459,056
             600,000    MetLife, Inc., 6.40% due 12/15/2066             551,515
                                                                   ------------
                                                                      1,010,571
===============================================================================


     FDP SERIES, INC.                            NOVEMBER 30, 2007            25

                     Franklin Templeton Total Return FDP Fund  (in U.S. dollars)

                Face
              Amount    Corporate Bonds                                    Value
===============================================================================
Machinery -- 0.2%
USD          350,000    RBS Global, Inc., 9.50% due 8/01/2014      $    346,500
===============================================================================
Media -- 1.6%
             150,000    CCH I, LLC, 11% due 10/01/2015                  130,500
             225,000    Charter Communications Holdings II, LLC,
                          10.25% due 9/15/2010                          222,187
           1,000,000    Comcast Corp., 6.30% due 11/15/2017           1,036,729
              25,000    Dex Media West LLC, 9.875%
                          due 8/15/2013                                  25,969
             150,000    Intelsat Intermediate Holding Co. Ltd.,
                          9.25% due 2/01/2015 (d)                       123,000
             125,000    Intelsat Subsidiary Holding Co. Ltd.,
                          8.25% due 1/15/2013                           126,250
             400,000    News America, Inc., 7.25% due 5/18/2018         443,977
             400,000    R.H. Donnelley Corp. Series A-3, 8.875%
                          due 1/15/2016                                 378,000
                        Viacom, Inc.:
             350,000        6.25% due 4/30/2016                         356,423
             500,000        6.125% due 10/05/2017                       496,565
                                                                   ------------
                                                                      3,339,600
===============================================================================
Metals & Mining -- 0.1%
             125,000    Novelis, Inc., 7.25% due 2/15/2015              116,563
===============================================================================
Multi-Utilities -- 0.1%
              75,000    CenterPoint Energy, Inc., 7.25%
                          due 9/01/2010                                  79,826
             200,000    CenterPoint Energy Resources Corp.,
                          6.125% due 11/01/2017                         203,807
                                                                   ------------
                                                                        283,633
===============================================================================
Oil, Gas & Consumable Fuels -- 1.9%
                        Chesapeake Energy Corp.:
             350,000        6.625% due 1/15/2016                        339,500
             150,000        6.25% due 1/15/2018                         141,375
             300,000    El Paso Corp., 6.875% due 6/15/2014             300,880
             500,000    Gaz Capital for Gazprom, 6.212%
                          due 11/22/2016 (c)                            482,350
             500,000    Lukoil International Finance B.V.,
                          6.656% due 6/07/2022 (c)                      467,900
             350,000    Petroplus Finance Ltd., 6.75%
                          due 5/01/2014 (c)                             325,500
             800,000    Valero Energy Corp., 6.125%
                          due 6/15/2017                                 825,158
                        Williams Cos., Inc.:
             100,000        7.625% due 7/15/2019                        110,750
             100,000        8.75% due 3/15/2032                         120,750
             700,000    XTO Energy, Inc., 5.90% due 8/01/2012           726,992
                                                                   ------------
                                                                      3,841,155
===============================================================================
Paper & Forest Products -- 0.1%
             100,000    Weyerhaeuser Co., 7.375%
                          due 3/15/2032                                 100,458
===============================================================================
Pharmaceuticals -- 0.7%
             400,000    Abbott Laboratories, 6.15%
                          due 11/30/2037                                414,515
             900,000    Schering-Plough Corp., 6%
                          due 9/15/2017                                 928,921
                                                                   ------------
                                                                      1,343,436
===============================================================================
Real Estate Investment Trusts (REITs) -- 1.4%
             500,000    Colonial Realty LP, 5.50% due 10/01/2015        441,695
             500,000    ERP Operating LP, 5.75% due 6/15/2017           489,659
             900,000    HCP, Inc., 6.70% due 1/30/2018                  899,579
             350,000    Host Hotels & Resorts LP, 6.875%
                          due 11/01/2014                                347,375
              50,000    Host Marriott LP, 7.125% due 11/01/2013          50,125
              50,000    iStar Financial, Inc., 6% due 12/15/2010         45,425
             650,000    WEA Finance LLC, 5.70%
                          due 10/01/2016 (c)                            638,122
                                                                   ------------
                                                                      2,911,980
===============================================================================
Semiconductors & Semiconductor Equipment -- 0.1%
             186,000    Intel Corp., 2.95% due 12/15/2035 (b)           198,090
===============================================================================
Specialty Retail -- 0.2%
             360,000    Best Buy Co., Inc., 2.25%
                          due 1/15/2022 (b)                             421,200
===============================================================================
Thrifts & Mortgage Finance -- 0.4%
             300,000    Capmark Financial Group, Inc., 6.30%
                          due 5/10/2017 (c)                             206,763
             800,000    Residential Capital LLC, 6.50%
                          due 6/01/2012                                 520,000
                                                                   ------------
                                                                        726,763
===============================================================================
Tobacco -- 0.2%
             350,000    Reynolds American, Inc., 7.625%
                          due 6/01/2016                                 382,099
-------------------------------------------------------------------------------
                        Total Corporate Bonds
                        (Cost -- $40,919,647) -- 19.6%               40,411,300
===============================================================================

===============================================================================
                        Foreign Government Obligations
===============================================================================
                        Bank Negara Malaysia Monetary Notes:
MYR        1,710,000        0% due 9/23/2008 (h)                        493,919
             990,000        Series 0107, 3.546% due 1/11/2008           294,216
           1,550,000        Series 0207, 3.569% due 2/14/2008           460,629
           3,475,000        Series 0307, 3.17% due 5/15/2008          1,021,057
             710,000        Series 0607, 0% due 2/28/2008 (h)           209,221
             200,000        Series 0707, 0% due 12/06/2007 (h)           59,410
             295,000        Series 0807, 0% due 12/13/2007 (h)           87,571
             715,000        Series 0907, 0% due 12/21/2007 (h)          212,086
BRL            4,600    Brazil Notas do Tesouro Nacional,
                          Series F, 10% due 1/01/2017                 2,204,619
IDR      252,000,000    Indonesia Government Bond Series FR37,
                          12% due 9/15/2026                              28,243
         600,000,000    Indonesia Recapitalization Bond,
                          14.25% due 6/15/2013                           75,810
                        Indonesia Treasury Bond:
       4,310,000,000        12.80% due 6/15/2021                        522,098
       4,900,000,000        12.90% due 6/15/2022                        594,255
       2,100,000,000        Series FR31, 11% due 11/15/2020             226,968
         650,000,000        Series FR32, 15% due 7/15/2018               89,176
       1,600,000,000        Series FR36, 11.50% due 9/15/2019           180,154
       4,120,000,000        Series FR40, 11% due 9/15/2025              431,835
                        Korea Treasury Bond:
KRW      175,000,000        4.25% due 9/10/2008                         188,309
         340,000,000        Series 1209, 5.25% due 9/10/2012            360,241
         335,000,000        Series 1709, 5.50% due 9/10/2017            358,342
         170,000,000        Series 2703, 5.25% due 3/10/2027            174,945


26              FDP SERIES, INC.                            NOVEMBER 30, 2007

                     Franklin Templeton Total Return FDP Fund  (in U.S. dollars)

                Face
              Amount    Foreign Government Obligations                 Value
===============================================================================
                        Malaysia Government Bond:
MYR        2,265,000        3.135% due 12/17/2007                  $    673,077
           1,300,000        4.305% due 2/27/2009                        389,636
             260,000        Series 1/89, 7% due 3/15/2009                80,541
           1,150,000        Series 2/88, 6.45% due 7/01/2008            347,290
           1,810,000        Series 386X, 8.60% due 12/01/2007           537,970
NOK        2,100,000    Norwegian Government, 5.50%
                          due 5/15/2009                                 381,783
PEN          615,000    Peru Government Bond, 7.84%
                          due 8/12/2020                                 231,808
PLN        3,600,000    Poland Government Bond Series 0509,
                          6% due 5/24/2009                            1,459,007
USD          225,000    Republic of Argentina, 5.59%
                          due 8/03/2012                                 198,039
             100,000    Republic of Ghana, 8.50%
                          due 10/04/2017                                104,000
             400,000    Republic of Iraq, 5.80% due 1/15/2028 (g)       254,000
SGD          415,000    Singapore Government Bond, 4.375%
                          due 1/15/2009                                 293,841
                        Sweden Government Bond:
SEK       12,250,000        Series 1040, 6.50% due 5/05/2008          1,934,902
           7,500,000        Series 1043, 5% due 1/28/2009             1,186,159
-------------------------------------------------------------------------------
                        Total Foreign Government Obligations
                        (Cost -- $15,602,413) -- 7.9%                16,345,157
===============================================================================

===============================================================================
                        U.S. Government & Agency Obligations
===============================================================================
                        Fannie Mae:
USD        1,600,000        6.625% due 9/15/2009                      1,679,397
           1,000,000        7.25% due 1/15/2010                       1,071,684
           1,300,000        6.25% due 5/15/2029                       1,506,631
           1,500,000        7.125% due 1/15/2030                      1,902,572
           2,700,000        6.625% due 11/15/2030                     3,294,729
                        Federal Home Loan Bank:
             500,000        3.875% due 8/22/2008                        498,342
             500,000        4.50% due 9/16/2013                         508,750
                        Freddie Mac:
             500,000        4.625% due 2/21/2008                        500,223
           3,000,000        5.125% due 4/18/2008                      3,009,366
           2,000,000        6.75% due 3/15/2031                       2,475,850
             555,000        6.25% due 7/15/2032                         653,450
                        U.S. Treasury Inflation Indexed Bonds:
             550,215        0.875% due 4/15/2010                        548,538
             525,150        2.375% due 4/15/2011                        547,592
-------------------------------------------------------------------------------
                        Total U.S. Government & Agency Obligations
                        (Cost -- $17,734,373) -- 8.8%                18,197,124
===============================================================================

===============================================================================
                        U.S. Government Agency
                        Mortgage-Backed Securities**
===============================================================================
                        Fannie Mae Guaranteed
                          Pass-Through Certificates:
             135,508        3.908% due 4/01/2035 (a)                    137,111
              30,850        4.468% due 5/01/2033 (a)                     31,000
             974,083        4.938% due 4/01/2035 (a)                    982,691
           8,836,177        5.00% due 7/01/2035 --
                              1/15/2038 (e)                           8,662,525
          22,837,855        5.50% due 11/01/2034 --
                              10/01/2037                             22,893,405
             912,472        5.527% due 9/01/2034 (a)                    916,154
          15,801,566        6.00% due 12/15/2022 --
                              1/15/2038 (e)                          16,064,798
           4,856,996        6.50% due 1/01/2036 --
                              1/15/2038 (e)                           4,995,137
             223,040        6.744% due 10/01/2032 (a)                   224,418
                        Freddie Mac Mortgage
                          Participation Certificates:
             308,272        4.50% due 9/01/2020                         303,111
           3,950,000        5.00% due 12/15/2037 --
                              1/15/2038 (e)                           3,875,938
           9,999,901        5.50% due 12/15/2022 --
                              11/01/2037                             10,011,496
             532,307        5.609% due 11/01/2027 (a)                   545,553
          15,000,396        6.00% due 12/15/2022 --
                              1/15/2038 (e)                          15,239,325
           6,750,000        6.50% due 12/15/2037 --
                              1/15/2038 (e)                           6,937,735
              69,391        7.136% due 9/01/2032 (a)                     69,972
             150,873        7.395% due 4/01/2032 (a)                    152,737
-------------------------------------------------------------------------------
                        Total U.S. Government Agency
                        Mortgage-Backed Securities
                        (Cost -- $90,760,710) -- 44.5%               92,043,106
===============================================================================

===============================================================================
                        U.S. Government Agency Mortgage-Backed
                        Securities** -- Collateralized
                        Mortgage Obligations
===============================================================================
           1,988,242    Fannie Mae Trust Series 2007-1 Class NF,
                          5.033% due 2/25/2037 (a)                    1,960,684
                        Freddie Mac Multiclass Certificates:
           1,000,000        Series 2643 Class OG, 5%
                              due 7/15/2032                             977,718
             800,997        Series 2942 Class TF, 5.441%
                              due 3/15/2035 (a)                         793,656
-------------------------------------------------------------------------------
                        Total U.S. Government Agency Mortgage-
                        Backed Securities -- Collateralized
                        Mortgage Obligations
                        (Cost -- $3,739,994) -- 1.8%                  3,732,058
===============================================================================

===============================================================================
                        Non-Government Agency
                        Mortgage-Backed Securities**
===============================================================================
Collateralized Mortgage Obligations -- 0.8%
           1,700,000    Permanent Financing Plc Series 8 Class 2A,
                          5.794% due 6/10/2014 (a)                    1,697,270
===============================================================================
Commercial Mortgage-Backed Securities -- 11.2%
           2,000,000    Bear Stearns Commercial Mortgage
                          Securities Series 2005-PW10 Class A4,
                          5.405% due 12/11/2040 (a)                   1,994,895
                        Citigroup/Deutsche Bank Commercial
                          Mortgage Trust:
           2,300,000        Series 2005-C1 Class A4, 5.225%
                              due 7/15/2044 (a)                       2,289,817
           2,500,000        Series 2006-CD3 Class A5, 5.617%
                              due 10/15/2048                          2,528,733


      FDP SERIES, INC.                            NOVEMBER 30, 2007           27

                     Franklin Templeton Total Return FDP Fund  (in U.S. dollars)

                Face    Non-Government Agency
              Amount    Mortgage-Backed Securities**                   Value
===============================================================================
Commercial Mortgage-Backed Securities (concluded)
                        Citigroup/Deutsche Bank Commercial
                          Mortgage Trust (concluded):
USD        2,750,000        Series 2007-CD4 Class C, 5.476%
                              due 12/11/2049 (a)                   $  2,471,279
                        GS Mortgage Securities Corp. II (a):
           2,519,000        Series 2006-GG6 Class A4, 5.553%
                              due 4/10/2038                           2,544,427
             499,721        Series 2007-EOP Class A1, 5.212%
                              due 3/06/2020                             489,727
                        Greenwich Capital Commercial
                          Funding Corp. (a):
             900,000        Series 2004-GG1 Class A7, 5.317%
                              due 6/10/2036                             895,701
           1,750,000        Series 2005-GG5 Class A5, 5.224%
                              due 4/10/2037                           1,733,237
           3,800,000        Series 2006-GG7 Class A4, 6.111%
                              due 7/10/2038                           3,942,467
           1,600,000        Series 2007-GG9 Class C, 5.554%
                              due 3/10/2039                           1,449,545
                        LB-UBS Commercial Mortgage Trust:
           2,000,000        Series 2005-C5 Class A4, 4.954%
                              due 9/15/2030 (c)                       1,945,166
             850,000        Series 2006-C3 Class A4, 5.661%
                              due 3/15/2039 (a)                         864,653
                                                                   ------------
                                                                     23,149,647
-------------------------------------------------------------------------------
                        Total Non-Government Agency
                        Mortgage-Backed Securities
                        (Cost -- $25,253,086) -- 12.0%               24,846,917
===============================================================================

Preferred Securities

Industry                Capital Trusts
===============================================================================
Commercial Banks -- 0.6%
             600,000    Fifth Third Capital Trust IV, 6.50%
                          due 4/15/2067 (a)    538,927
             750,000    Wachovia Capital Trust III, 5.80% (a)(f)        721,515
                                                                   ------------
                                                                      1,260,442
===============================================================================
Diversified Financial Services -- 0.3%
             700,000    JPMorgan Chase Capital XXII, 6.45%
                          due 2/02/2037                                 605,501
-------------------------------------------------------------------------------
                        Total Capital Trusts
                        (Cost -- $2,045,642) -- 0.9%                  1,865,943
===============================================================================

===============================================================================
              Shares
Industry        Held    Preferred Stocks                              Value
===============================================================================
Automobiles -- 0.1%
                        General Motors Corp. (b):
               6,500        Series C, 6.25%                             142,740
               6,800        Series D, 1.50%                             172,448
                                                                   ------------
                                                                        315,188
===============================================================================
Diversified Financial Services -- 0.1%
              10,500    CIT Group, Inc., 7.75%                          215,250
===============================================================================
Thrifts & Mortgage Finance -- 0.7%
              55,200    Freddie Mac, 8.375%                           1,407,600
-------------------------------------------------------------------------------
                        Total Preferred Stocks
                        (Cost -- $1,962,059) -- 0.9%                  1,938,038
===============================================================================
                        Total Preferred Securities
                        (Cost -- $4,007,701) -- 1.8%                  3,803,981
===============================================================================

===============================================================================
                Face
              Amount    Short-Term Securities
===============================================================================
Foreign Government Obligations -- 1.1%
                        Malaysia Treasury Bills (d):
MYR          100,000        3.33% due 6/06/2008                          29,193
             100,000        Series 364, 3.282% due 1/04/2008             29,623
             100,000        Series 364, 3.307% due 2/29/2008             29,465
             100,000        Series 364, 3.313% due 3/28/2008             29,387
             200,000        Series 364, 3.323% due 5/09/2008             58,540
                        Norway Treasury Bills (d):
NOK        1,540,000        4.132% due 12/19/2007                       277,047
           5,420,000        4.765% due 3/19/2008                        962,790
                        Sweden Treasury Bills (d):
SEK        3,200,000        3.21% due 12/19/2007                        499,950
           1,905,000        4.004% due 9/17/2008                        288,947
                                                                   ------------
                                                                      2,204,942
===============================================================================
Time Deposits -- 5.3%
USD       10,904,555    Brown Brothers Harriman & Co., 3.96%
                          due 12/03/2007                             10,904,555
-------------------------------------------------------------------------------
                        Total Short-Term Securities
                        (Cost -- $12,905,099) -- 6.4%                13,109,497
===============================================================================
Total Investments (Cost -- $242,738,424*) -- 118.0%                 243,988,340

Liabilities in Excess of Other Assets -- (18.0%)                    (37,203,633)
                                                                   ------------
Net Assets -- 100.0%                                               $206,784,707
                                                                   ============


28              FDP SERIES, INC.                            NOVEMBER 30, 2007

Schedule of Investments (concluded)
                     Franklin Templeton Total Return FDP Fund  (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2007, as computed for federal income tax purposes, were as follows:
      Aggregate cost .........................................    $ 242,835,326
                                                                  =============
      Gross unrealized appreciation ..........................    $   3,821,653
      Gross unrealized depreciation ..........................       (2,668,639)
                                                                  -------------
      Net unrealized appreciation ............................    $   1,153,014
                                                                  =============
** Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
(a)   Floating rate security.
(b)   Convertible security.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase.
(e) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.
(f)   The security is a perpetual bond and has no stated maturity date.
(g)   Subject to principal paydowns.
(h)   Represents a zero coupon bond.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o Forward foreign exchange contracts purchased as of November 30, 2007 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
      Foreign Currency                   Settlement                Appreciation
      Purchased                             Date                  (Depreciation)
      --------------------------------------------------------------------------
      CHF       1,108,638              November 2008               $    (25,009)
      ISK      19,100,000              December 2007                     12,406
      JPY      44,615,250               January 2008                     15,683
      JPY      60,726,780              February 2008                     35,151
      JPY     150,495,213                June 2008                      109,041
      JPY       6,655,200              September 2008                     1,628
      JPY      45,240,000               October 2008                     19,493
      KRW     301,455,000              February 2008                      1,922
      PLN         375,000                 May 2008                       15,982
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on
      Forward Foreign Exchange Contracts --
      Net (USD Commitment -- $4,420,622)                           $    186,297
                                                                   ============

o     Swaps outstanding as of November 30, 2007 were as follows:

      --------------------------------------------------------------------------
                                                          Notional   Unrealized
                                                           Amount   Depreciation
      --------------------------------------------------------------------------
      Sold credit default protection on Dow Jones CDX
      North America Investment Grade Index Series 4 and receive 0.40%

      Broker, JPMorgan Chase
      Expires June 2010                                  $1,000,000   $(2,105)
      --------------------------------------------------------------------------

o     Currency Abbreviations:

BRL     Brazilian Real
CHF     Swiss Franc
IDR     Indonesian Rupiah
ISK     Icelandic Krona
JPY     Japanese Yen
KRW     Korean Won
MYR     Malaysian Ringgit
NOK     Norwegian Krone
PEN     Peru Nuevos Soles
PLN     Polish Zloty
SEK     Swedish Krona
SGD     Singapore Dollar
USD     U.S. Dollar

      See Notes to Financial Statements.


      FDP SERIES, INC.                            NOVEMBER 30, 2007           29

Statements of Assets and Liabilities

                                                                      MFS                                 Van            Franklin
                                                                    Research           Marsico           Kampen          Templeton
                                                                  International        Growth             Value        Total Return
As of November 30, 2007 (Unaudited)                                 FDP Fund          FDP Fund          FDP Fund         FDP Fund
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments in unaffiliated securities, at value* ............   $ 195,859,222     $ 170,407,510     $ 158,514,350    $ 243,988,340
Investments in affiliated securities, at value** .............              --                --            36,605               --
Cash .........................................................              --            19,769               243           50,932
Foreign cash*** ..............................................         615,758                --                --        1,894,618
Unrealized appreciation on forward foreign exchange contracts               --                --                --          211,306
Receivable for securities sold ...............................       5,323,196         1,550,978           896,053       19,102,983
Receivable for capital shares sold ...........................         631,334           557,607           656,327        1,439,985
Interest receivable ..........................................              --             1,757                34        1,797,509
Dividends receivable .........................................         357,971           536,847           411,050            1,282
Principal paydowns receivable ................................              --                --                --           79,158
Swaps receivable .............................................              --                --                --              811
Prepaid expenses and other assets ............................          32,771            60,187            31,548        1,508,837
                                                                 ------------------------------------------------------------------
Total assets .................................................     202,820,252       173,134,655       160,546,210      270,075,761
                                                                 ------------------------------------------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Bank overdraft ...............................................       1,716,163                --                --               --
Unrealized depreciation on swaps .............................              --                --                --            2,105
Unrealized depreciation on forward foreign exchange contracts               --                --                --           25,009
Swap premiums received .......................................              --                --                --            3,131
Deferred foreign capital gain tax ............................         219,575                --                --               --
Payable for securities purchased .............................       2,580,287         2,517,989                --       61,908,628
Payable for capital shares redeemed ..........................         418,228           403,919           312,141          400,135
Dividends to shareholders payable ............................              --                --                --          722,953
Distributor payable ..........................................         134,519           116,694           107,754          121,228
Investment adviser payable ...................................         142,961           110,589            88,984           70,998
Other affiliates payable .....................................          35,451            31,197            29,516           36,867
Accrued expenses and other liabilities .......................         176,184                --            99,761               --
                                                                 ------------------------------------------------------------------
Total liabilities ............................................       5,423,368         3,180,388           638,156       63,291,054
                                                                 ------------------------------------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Net assets ...................................................   $ 197,396,884     $ 169,954,267     $ 159,908,054    $ 206,784,707
                                                                 ==================================================================
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Common Stock, $.10 par value,
  100,000,000 shares authorized ..............................   $      24,332     $      24,148     $      27,349    $      30,456
Investor A Common Stock, $.10 par value
  100,000,000 shares authorized ..............................         237,952           224,173           243,656          383,222
Investor B Common Stock, $.10 par value
  100,000,000 shares authorized ..............................          41,833            38,917            42,774           46,104
Investor C Common Stock, $.10 par value
  100,000,000 shares authorized ..............................       1,076,332         1,017,305         1,093,111        1,613,801
Paid-in capital in excess of par .............................     164,417,753       139,420,779       149,271,228      201,843,069
Undistributed (distributions in excess of) investment
  income (loss) -- net .......................................        (482,104)         (127,112)          477,485          306,454
Undistributed (accumulated) realized capital gains
  (losses) -- net ............................................       3,765,197        (2,095,614)        1,792,540        1,038,933
Unrealized appreciation -- net ...............................      28,315,589        31,451,671         6,959,911        1,522,668
                                                                 ------------------------------------------------------------------
Net assets ...................................................   $ 197,396,884     $ 169,954,267     $ 159,908,054    $ 206,784,707
                                                                 ==================================================================


30              FDP SERIES, INC.                            NOVEMBER 30, 2007

Statements of Assets and Liabilities (concluded)

                                                                      MFS                                 Van            Franklin
                                                                    Research           Marsico           Kampen          Templeton
                                                                  International        Growth             Value        Total Return
As of November 30, 2007 (Unaudited)                                 FDP Fund          FDP Fund          FDP Fund         FDP Fund
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
Institutional:
    Net assets ...............................................   $   3,516,846     $   3,208,461     $   3,133,973    $   3,036,386
                                                                 ==================================================================
    Shares outstanding .......................................         243,318           241,481           273,485          304,564
                                                                 ==================================================================
    Net asset value per share ................................   $       14.45     $       13.29     $       11.46    $        9.97
                                                                 ==================================================================
Investor A:
    Net assets ...............................................   $  34,282,024     $  29,627,268     $  27,867,031    $  38,216,739
                                                                 ==================================================================
    Shares outstanding .......................................       2,379,517         2,241,734         2,436,558        3,832,221
                                                                 ==================================================================
    Net asset value per share ................................   $       14.41     $       13.22     $       11.44    $        9.97
                                                                 ==================================================================
Investor B:
    Net assets ...............................................   $   5,980,891     $   5,051,327     $   4,861,682    $   4,597,657
                                                                 ==================================================================
    Shares outstanding .......................................         418,325           389,171           427,743          461,042
                                                                 ==================================================================
    Net asset value per share ................................   $       14.30     $       12.98     $       11.37    $        9.97
                                                                 ==================================================================
Investor C:
    Net assets ...............................................   $ 153,617,123     $ 132,067,211     $ 124,045,368    $ 160,933,925
                                                                 ==================================================================
    Shares outstanding .......................................      10,763,321        10,173,054        10,931,112       16,138,011
                                                                 ==================================================================
    Net asset value per share ................................   $       14.27     $       12.98     $       11.35    $        9.97
                                                                 ==================================================================
  * Identified cost for unaffiliated securities ..............   $ 167,337,857     $ 138,954,959     $ 151,563,651    $ 242,738,424
                                                                 ==================================================================
  **  Identified cost for affiliated securities ..............              --                --     $      27,393               --
                                                                 ==================================================================
  *** Cost ...................................................   $     605,407                --                --    $   1,823,199
                                                                 ==================================================================

      See Notes to Financial Statements.


      FDP SERIES, INC.                            NOVEMBER 30, 2007           31

Statements of Operations

                                                                      MFS                                 Van            Franklin
                                                                    Research           Marsico           Kampen          Templeton
                                                                  International        Growth             Value        Total Return
For the Six Months Ended November 30, 2007 (Unaudited)              FDP Fund          FDP Fund          FDP Fund         FDP Fund
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Interest** ...................................................   $      29,179     $     254,700     $     270,490    $   5,161,467
Dividends*+ ..................................................       1,598,130         1,131,818         1,703,422            2,910
                                                                 ------------------------------------------------------------------
Total income .................................................       1,627,309         1,386,518         1,973,912        5,164,377
                                                                 ------------------------------------------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Service fees and distribution fees -- Investor C .............         715,879           619,412           591,899          597,113
Investment advisory fees .....................................         830,142           639,589           534,988          383,413
Transfer agent fees -- Investor C ............................         107,996            56,070            89,018           69,404
Custodian fees ...............................................         147,243            15,788            26,686           30,042
Accounting services ..........................................          67,641            33,659            53,977           37,780
Registration fees ............................................          42,510            27,002            44,002           29,453
Service fees -- Investor A ...................................          40,364            35,182            33,389           44,465
Professional fees ............................................          38,515            18,814            29,921           20,597
Service fees and distribution fees -- Investor B .............          28,757            24,491            24,187           17,059
Printing and shareholder reports .............................          26,261            13,818            22,134           16,570
Transfer agent fees -- Investor A ............................          20,977            11,134            17,497           14,818
Directors' fees and expenses .................................          12,841             7,246            11,445            7,912
Pricing services .............................................           6,051               544               791           14,588
Transfer agent fees -- Institutional .........................           2,200             1,222             1,953            1,213
Transfer agent fees -- Investor B ............................           4,930             2,609             4,180            2,338
Other ........................................................          13,720             6,934            10,362            6,823
Total expenses ...............................................       2,106,027         1,513,514         1,496,429        1,293,588
                                                                 ------------------------------------------------------------------
Investment income (loss) -- net ..............................        (478,718)         (126,996)          477,483        3,870,789
                                                                 ------------------------------------------------------------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on:
    Investments -- net .......................................       4,096,631        (1,036,732)        1,933,994          751,208
    Swaps -- net .............................................              --                --                --            1,954
    Foreign currency transactions -- net .....................         (24,398)             (364)               --           82,701
                                                                 ------------------------------------------------------------------
Total realized gain (loss) -- net ............................       4,072,233        (1,037,096)        1,933,994          835,863
                                                                 ------------------------------------------------------------------
Change in unrealized appreciation/depreciation on:
    Investments -- net .......................................       4,301,714++      12,449,141       (12,725,607)       1,351,259
    Financial futures contracts and swaps -- net .............              --                --                --           (7,067)
    Foreign currency transactions -- net .....................          19,124              (887)               --          224,377
                                                                 ------------------------------------------------------------------
Total change in unrealized appreciation/depreciation -- net ..       4,320,838        12,448,254       (12,725,607)       1,568,569
                                                                 ------------------------------------------------------------------
Total realized and unrealized gain (loss) -- net .............       8,393,071        11,411,158       (10,791,613)       2,404,432
                                                                 ------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations ............................................   $   7,914,353     $  11,284,162     $ (10,314,130)   $   6,275,221
                                                                 ==================================================================
    * Withholding tax on dividends ...........................   $      89,842     $       6,216     $       9,989               --
                                                                 ==================================================================
   ** Withholding tax on interest ............................              --                --                --    $      22,851
                                                                 ==================================================================
    + Dividends from affiliates ..............................              --                --     $         630               --
                                                                 ==================================================================
   ++ Including $184,384 deferred foreign capital gain tax.

      See Notes to Financial Statements.


32              FDP SERIES, INC.                            NOVEMBER 30, 2007

Statements of Changes in Net Assets          MFS Research International FDP Fund

                                                                                                     For the Six
                                                                                                     Months Ended        For the
                                                                                                     November 30,       Year Ended
                                                                                                         2007             May 31,
Increase (Decrease) in Net Assets:                                                                    (Unaudited)          2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net ................................................................    $    (478,718)    $     416,541
Realized gain -- net ...........................................................................        4,072,233         9,541,352
Change in unrealized appreciation/depreciation -- net ..........................................        4,320,838        19,149,058
                                                                                                    -------------------------------
Net increase in net assets resulting from operations ...........................................        7,914,353        29,106,951
                                                                                                    -------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net:
    Institutional ..............................................................................          (16,873)          (14,701)
    Investor A .................................................................................         (138,741)         (152,437)
    Investor B .................................................................................           (6,458)          (23,677)
    Investor C .................................................................................         (236,509)         (454,601)
Realized gain -- net:
    Institutional ..............................................................................         (154,172)          (54,298)
    Investor A .................................................................................       (1,530,942)         (586,944)
    Investor B .................................................................................         (273,747)         (119,862)
    Investor C .................................................................................       (6,847,253)       (2,141,664)
                                                                                                    -------------------------------
Net decrease in net assets resulting from dividends and distributions to shareholders ..........       (9,204,695)       (3,548,184)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets derived from capital share transactions .............................       23,379,540        62,529,570
                                                                                                    -------------------------------
===================================================================================================================================
Redemption Fee
-----------------------------------------------------------------------------------------------------------------------------------
Redemption fee .................................................................................            2,209             4,267
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets ...................................................................       22,091,407        88,092,604
Beginning of period ............................................................................      175,305,477        87,212,873
                                                                                                    -------------------------------
End of period* .................................................................................    $ 197,396,884     $ 175,305,477
                                                                                                    ===============================
    * Undistributed (accumulated distributions in excess of) investment income -- net ..........    $    (482,104)    $     395,195
                                                                                                    ===============================

      See Notes to Financial Statements.


      FDP SERIES, INC.                            NOVEMBER 30, 2007           33

Statements of Changes in Net Assets                      Marsico Growth FDP Fund

                                                                                                     For the Six
                                                                                                     Months Ended        For the
                                                                                                     November 30,       Year Ended
                                                                                                         2007             May 31,
Increase (Decrease) in Net Assets:                                                                    (Unaudited)          2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment loss -- net .........................................................................    $    (126,996)    $    (761,811)
Realized loss -- net ...........................................................................       (1,037,096)         (896,770)
Change in unrealized appreciation/depreciation -- net ..........................................       12,448,254        17,872,998
                                                                                                    -------------------------------
Net increase in net assets resulting from operations ...........................................       11,284,162        16,214,417
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets derived from capital share transactions .............................       10,605,229        59,837,834
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets ...................................................................       21,889,391        76,052,251
Beginning of period ............................................................................      148,064,876        72,012,625
                                                                                                    -------------------------------
End of period* .................................................................................    $ 169,954,267     $ 148,064,876
                                                                                                    ===============================
    * Accumulated investment loss -- net .......................................................    $    (127,112)    $        (116)
                                                                                                    ===============================

      See Notes to Financial Statements.

                                                       Van Kampen Value FDP Fund

                                                                                                      For the Six
                                                                                                      Months Ended       For the
                                                                                                      November 30,      Year Ended
                                                                                                          2007            May 31,
Increase (Decrease) in Net Assets:                                                                     (Unaudited)         2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .......................................................................    $     477,483     $     883,962
Realized gain -- net ...........................................................................        1,933,994         2,048,496
Change in unrealized appreciation -- net .......................................................      (12,725,607)       18,058,100
                                                                                                    -------------------------------
Net increase (decrease) in net assets resulting from operations ................................      (10,314,130)       20,990,558
                                                                                                    -------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net:
    Institutional ..............................................................................          (18,814)          (21,372)
    Investor A .................................................................................         (147,492)         (194,429)
    Investor B .................................................................................          (10,552)          (18,119)
    Investor C .................................................................................         (330,283)         (392,903)
Realized gain -- net:
    Institutional ..............................................................................          (35,032)          (11,793)
    Investor A .................................................................................         (320,171)         (127,710)
    Investor B .................................................................................          (58,184)          (30,636)
    Investor C .................................................................................       (1,428,706)         (547,164)
                                                                                                    -------------------------------
Net decrease in net assets resulting from dividends and distributions to shareholders ..........       (2,349,234)       (1,344,126)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets derived from capital share transactions .............................       22,925,080        55,889,410
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets ...................................................................       10,261,716        75,535,842
Beginning of period ............................................................................      149,646,338        74,110,496
                                                                                                    -------------------------------
End of period* .................................................................................    $ 159,908,054     $ 149,646,338
                                                                                                    ===============================
    * Undistributed investment income -- net ...................................................    $     477,485           507,143
                                                                                                    ===============================

      See Notes to Financial Statements.


34              FDP SERIES, INC.                            NOVEMBER 30, 2007

Statements of Changes in Net Assets     Franklin Templeton Total Return FDP Fund

                                                                                                     For the Six
                                                                                                     Months Ended        For the
                                                                                                     November 30,       Year Ended
                                                                                                         2007             May 31,
Increase (Decrease) in Net Assets:                                                                    (Unaudited)          2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .......................................................................    $   3,870,789     $   4,849,579
Realized gain -- net ...........................................................................          835,863           901,262
Change in unrealized appreciation/depreciation -- net ..........................................        1,568,569         1,481,250
                                                                                                    -------------------------------
Net increase in net assets resulting from operations ...........................................        6,275,221         7,232,091
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net:
    Institutional ..............................................................................          (67,382)          (74,952)
    Investor A .................................................................................         (793,980)       (1,018,150)
    Investor B .................................................................................          (89,823)         (147,832)
    Investor C .................................................................................       (2,914,614)       (3,646,092)
                                                                                                    -------------------------------
Net decrease in net assets resulting from dividends to shareholders ............................       (3,865,799)       (4,887,026)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets derived from capital share transactions .............................       29,190,804        84,282,710
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets ...................................................................       31,600,226        86,627,775
Beginning of period ............................................................................      175,184,481        88,556,706
                                                                                                    -------------------------------
End of period* .................................................................................    $ 206,784,707     $ 175,184,481
                                                                                                    ===============================
    * Undistributed investment income -- net ...................................................    $     306,454     $     301,464
                                                                                                    ===============================

      See Notes to Financial Statements.


      FDP SERIES, INC.                            NOVEMBER 30, 2007           35

Financial Highlights                                               Institutional

                                                           MFS Research                                Marsico Growth
                                                         International FDP                              Fund FDP Fund
                                            --------------------------------------------   -----------------------------------------
                                             For the                                        For the
                                            Six Months       For the         For the       Six Months      For the       For the
                                              Ended            Year          Period          Ended           Year         Period
The following per share data and ratios      Nov. 30,         Ended       July 27, 2005+    Nov. 30,        Ended     July 27, 2005+
have been derived from information             2007           May 31,        to May 31,       2007          May 31,      to May 31,
provided in the financial statements.       (Unaudited)        2007            2006        (Unaudited)       2007          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $   14.63       $   12.21       $   10.00       $   12.35     $   10.70     $   10.00
                                            =========================================       =====================================
Investment income (loss) -- net** ......          .02             .16             .08             .04           .02          (.04)
Realized and unrealized gain -- net ....          .58***         2.76***         2.13***          .90          1.63           .74
                                            -----------------------------------------       -------------------------------------
Total from investment operations .......          .60            2.92            2.21             .94          1.65           .70
                                            -----------------------------------------       -------------------------------------
Less dividends and distributions:
    Investment income -- net ...........         (.08)           (.11)             --              --            --            --
    Realized gain -- net ...............         (.70)           (.39)             --              --            --            --
                                            -----------------------------------------       -------------------------------------
Total dividends and distributions ......         (.78)           (.50)             --              --            --            --
                                            -----------------------------------------       -------------------------------------
Net asset value, end of period .........    $   14.45       $   14.63       $   12.21       $   13.29     $   12.35     $   10.70
                                            =========================================       =====================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....         4.68%@         24.62%          22.10%@          7.61%@       15.42%         7.00%@
                                            =========================================       =====================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ................         1.42%*          1.42%           1.89%*          1.03%*        1.17%         1.60%*
                                            =========================================       =====================================
Expenses ...............................         1.42%*          1.42%           2.58%*          1.03%*        1.17%         1.90%*
                                            =========================================       =====================================
Investment income (loss) -- net ........          .33%*          1.22%            .79%*           .70%*         .17%         (.43%)*
                                            =========================================       =====================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $   3,517       $   2,984       $   1,995       $   3,208     $   2,657     $   1,174
                                            =========================================       =====================================
Portfolio turnover .....................           32%             70%             67%             26%           44%           31%
                                            =========================================       =====================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of any sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


36              FDP SERIES, INC.                            NOVEMBER 30, 2007

Financial Highlights (continued)                                   Institutional

                                                            Van Kampen                                Franklin Templeton
                                                          Value FDP Fund                             Total Return FDP Fund
                                            --------------------------------------------   -----------------------------------------
                                             For the                                        For the
                                            Six Months       For the         For the       Six Months      For the       For the
                                              Ended            Year          Period          Ended           Year         Period
The following per share data and ratios      Nov. 30,         Ended       July 27, 2005+    Nov. 30,        Ended     July 27, 2005+
have been derived from information             2007           May 31,        to May 31,       2007          May 31,      to May 31,
provided in the financial statements.       (Unaudited)        2007            2006        (Unaudited)       2007          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $   12.45       $   10.50       $   10.00       $    9.86     $    9.63     $   10.00
                                            =========================================       =====================================
Investment income -- net** .............          .09             .19             .12             .24           .43           .30
Realized and unrealized gain (loss) -- net       (.86)           1.86             .43             .11           .22          (.36)
                                            -----------------------------------------       -------------------------------------
Total from investment operations .......         (.77)           2.05             .55             .35           .65          (.06)
                                            -----------------------------------------       -------------------------------------
Less dividends and distributions:
    Investment income -- net ...........         (.08)           (.05)           (.05)           (.24)         (.42)         (.31)
    Realized gain -- net ...............         (.14)           (.05)           --@@              --            --          --@@
                                            -----------------------------------------       -------------------------------------
Total dividends and distributions ......         (.22)           (.10)           (.05)           (.24)         (.42)         (.31)
                                            -----------------------------------------       -------------------------------------
Net asset value, end of period .........    $   11.46       $   12.45       $   10.50       $    9.97     $    9.86     $    9.63
                                            =========================================       =====================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....        (6.18%)@        20.95%           5.56%@          3.52%@        6.97%         (.55%)@
                                            =========================================       =====================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ................         1.09%*          1.08%           1.58%*           .65%*         .79%         1.28%*
                                            =========================================       =====================================
Expenses ...............................         1.09%*          1.08%           1.81%*           .65%*         .79%         1.47%*
                                            =========================================       =====================================
Investment income -- net ...............         1.49%*          1.67%           1.31%*          4.72%*        4.37%         3.55%*
                                            =========================================       =====================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $   3,134       $   2,739       $   1,202       $   3,036     $   2,597     $     982
                                            =========================================       =====================================
Portfolio turnover .....................           11%             26%             14%            159%          253%          122%
                                            =========================================       =====================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++    Total investment returns exclude the effects of any sales charges.
@     Aggregate total investment return.
@@    Amount is less than ($.01) per share.

      See Notes to Financial Statements.


      FDP SERIES, INC.                            NOVEMBER 30, 2007           37

Financial Highlights (continued)                                      Investor A

                                                           MFS Research                                 Marsico Growth
                                                      International FDP Fund                               FDP Fund
                                            --------------------------------------------   -----------------------------------------
                                             For the                                        For the
                                            Six Months       For the         For the       Six Months      For the       For the
                                              Ended            Year          Period          Ended           Year         Period
The following per share data and ratios      Nov. 30,         Ended       July 27, 2005+    Nov. 30,        Ended     July 27, 2005+
have been derived from information             2007           May 31,        to May 31,       2007          May 31,      to May 31,
provided in the financial statements.       (Unaudited)        2007            2006        (Unaudited)       2007          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $   14.59       $   12.19       $   10.00       $   12.30     $   10.69     $   10.00
                                            =========================================       =====================================
Investment income (loss) -- net** ......          .01             .12             .13             .03          (.01)         (.04)
Realized and unrealized gain -- net ....          .57***         2.75***         2.06***          .89          1.62           .73
                                            -----------------------------------------       -------------------------------------
Total from investment operations .......          .58            2.87            2.19             .92          1.61           .69
                                            -----------------------------------------       -------------------------------------
Less dividends and distributions:
    Investment income -- net ...........         (.06)           (.10)             --              --            --            --
    Realized gain -- net ...............         (.70)           (.37)             --              --            --            --
                                            -----------------------------------------       -------------------------------------
Total dividends and distributions ......         (.76)           (.47)             --              --            --            --
                                            -----------------------------------------       -------------------------------------
Net asset value, end of period .........    $   14.41       $   14.59       $   12.19       $   13.22     $   12.30     $   10.69
                                            =========================================       =====================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....         4.59%@         24.24%          21.90%@          7.48%@       15.06%         6.90%@
                                            =========================================       =====================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ................         1.66%*          1.67%           2.15%*          1.28%*        1.42%         1.72%*
                                            =========================================       =====================================
Expenses ...............................         1.66%*          1.67%           2.65%*          1.28%*        1.42%         1.76%*
                                            =========================================       =====================================
Investment income (loss) -- net ........          .10%*           .92%           1.36%*           .44%*        (.08%)        (.48%)*
                                            =========================================       =====================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $  34,282       $  30,747       $  15,321       $  29,627     $  26,181     $  12,910
                                            =========================================       =====================================
Portfolio turnover .....................           32%             70%             67%             26%           44%           31%
                                            =========================================       =====================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


38              FDP SERIES, INC.                            NOVEMBER 30, 2007

Financial Highlights (continued)                                      Investor A

                                                            Van Kampen                                Franklin Templeton
                                                          Value FDP Fund                             Total Return FDP Fund
                                            --------------------------------------------   -----------------------------------------
                                             For the                                        For the
                                            Six Months       For the         For the       Six Months      For the       For the
                                              Ended            Year          Period          Ended           Year         Period
The following per share data and ratios      Nov. 30,         Ended       July 27, 2005+    Nov. 30,        Ended     July 27, 2005+
have been derived from information             2007           May 31,        to May 31,       2007          May 31,      to May 31,
provided in the financial statements.       (Unaudited)        2007            2006        (Unaudited)       2007          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $   12.43       $   10.49       $   10.00       $    9.86     $    9.63     $   10.00
                                            =========================================       =====================================
Investment income -- net** .............          .07             .16             .11             .22           .40           .29
Realized and unrealized gain (loss) -- net       (.85)           1.87             .43             .11           .23          (.39)
                                            -----------------------------------------       -------------------------------------
Total from investment operations .......         (.78)           2.03             .54             .33           .63          (.10)
                                            -----------------------------------------       -------------------------------------
Less dividends and distributions:
    Investment income -- net ...........         (.07)           (.04)           (.05)           (.22)         (.40)         (.27)
    Realized gain -- net ...............         (.14)           (.05)           --@@              --            --          --@@
                                            -----------------------------------------       -------------------------------------
Total dividends and distributions ......         (.21)           (.09)           (.05)           (.22)         (.40)         (.27)
                                            -----------------------------------------       -------------------------------------
Net asset value, end of period .........    $   11.44       $   12.43       $   10.49       $    9.97     $    9.86     $    9.63
                                            =========================================       =====================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....        (6.28%)@        20.65%           5.40%@          3.40%@        6.71%         (.76%)@
                                            =========================================       =====================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ................         1.34%*          1.33%           1.69%*           .90%*        1.04%         1.31%*
                                            =========================================       =====================================
Expenses ...............................         1.34%*          1.33%           1.71%*           .90%*        1.04%         1.32%*
                                            =========================================       =====================================
Investment income -- net ...............         1.24%*          1.42%           1.26%*          4.47%*        4.12%         3.67%*
                                            =========================================       =====================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $  27,867       $  26,194       $  13,135       $  38,217     $  32,460     $  16,018
                                            =========================================       =====================================
Portfolio turnover .....................           11%             26%             14%            159%          253%          122%
                                            =========================================       =====================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@    Amount is less than ($.01) per share.

      See Notes to Financial Statements.


      FDP SERIES, INC.                            NOVEMBER 30, 2007           39

Financial Highlights (continued)                                      Investor B

                                                           MFS Research                                Marsico Growth
                                                      International FDP Fund                              FDP Fund
                                            --------------------------------------------   -----------------------------------------
                                             For the                                        For the
                                            Six Months       For the         For the       Six Months      For the       For the
                                              Ended            Year          Period          Ended           Year         Period
The following per share data and ratios      Nov. 30,         Ended       July 27, 2005+    Nov. 30,        Ended     July 27, 2005+
have been derived from information             2007           May 31,        to May 31,       2007          May 31,      to May 31,
provided in the financial statements.       (Unaudited)        2007            2006        (Unaudited)       2007          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $   14.49       $   12.11       $   10.00       $   12.12     $   10.62     $   10.00
                                            =========================================       =====================================
Investment income (loss) -- net** ......         (.05)           --@@             .04            (.02)         (.10)         (.12)
Realized and unrealized gain -- net ....          .58***         2.76***         2.07***          .88          1.60           .74
                                            -----------------------------------------       -------------------------------------
Total from investment operations .......          .53            2.76            2.11             .86          1.50           .62
                                            -----------------------------------------       -------------------------------------
Less dividends and distributions:
    Investment income -- net ...........         (.02)           (.06)             --              --            --            --
    Realized gain -- net ...............         (.70)           (.32)             --              --            --            --
                                            -----------------------------------------       -------------------------------------
Total dividends and distributions ......         (.72)           (.38)             --              --            --            --
                                            -----------------------------------------       -------------------------------------
Net asset value, end of period .........    $   14.30       $   14.49       $   12.11       $   12.98     $   12.12     $   10.62
                                            =========================================       =====================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....         4.18%@         23.34%          21.10%@          7.10%@       14.12%         6.20%@
                                            =========================================       =====================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ................         2.45%*          2.46%           2.92%*          2.06%*        2.20%         2.52%*
                                            =========================================       =====================================
Expenses ...............................         2.45%*          2.46%           3.42%*          2.06%*        2.20%         2.57%*
                                            =========================================       =====================================
Investment income (loss) -- net ........         (.68%)*         (.01%)           .43%*          (.34%)*       (.87%)       (1.30%)*
                                            =========================================       =====================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $   5,981       $   5,708       $   4,169       $   5,051     $   4,772     $   3,362
                                            =========================================       =====================================
Portfolio turnover .....................           32%             70%             67%             26%           44%           31%
                                            =========================================       =====================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@    Amount is less than ($.01) per share.

      See Notes to Financial Statements.


40              FDP SERIES, INC.                            NOVEMBER 30, 2007

Financial Highlights (continued)                                      Investor B

                                                            Van Kampen                                Franklin Templeton
                                                          Value FDP Fund                            Total Return FDP Fund
                                            --------------------------------------------   -----------------------------------------
                                             For the                                        For the
                                            Six Months       For the         For the       Six Months      For the       For the
                                              Ended            Year          Period          Ended           Year         Period
The following per share data and ratios      Nov. 30,         Ended       July 27, 2005+    Nov. 30,        Ended     July 27, 2005+
have been derived from information             2007           May 31,        to May 31,       2007          May 31,      to May 31,
provided in the financial statements.       (Unaudited)        2007            2006        (Unaudited)       2007          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $   12.36       $   10.45       $   10.00       $    9.86     $    9.63     $   10.00
                                            =========================================       =====================================
Investment income -- net** .............          .03             .07             .04             .20           .35           .25
Realized and unrealized gain (loss) -- net       (.85)           1.91             .43             .11           .22          (.39)
                                            -----------------------------------------       -------------------------------------
Total from investment operations .......         (.82)           1.98             .47             .31           .57          (.14)
                                            -----------------------------------------       -------------------------------------
Less dividends and distributions:
    Investment income -- net ...........         (.03)           (.02)           (.02)           (.20)         (.34)         (.23)
    Realized gain -- net ...............         (.14)           (.05)             --@@            --            --            --@@
                                            -----------------------------------------       -------------------------------------
Total dividends and distributions ......         (.17)           (.07)           (.02)           (.20)         (.34)         (.23)
                                            -----------------------------------------       -------------------------------------
Net asset value, end of period .........    $   11.37       $   12.36       $   10.45       $    9.97     $    9.86     $    9.63
                                            =========================================       =====================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....        (6.64%)@        19.67%           4.76%@          3.13%@        6.15%        (1.19%)@
                                            =========================================       =====================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ................         2.13%*          2.12%           2.49%*          1.42%*        1.57%         1.85%*
                                            =========================================       =====================================
Expenses ...............................         2.13%*          2.12%           2.52%*          1.42%*        1.57%         1.86%*
                                            =========================================       =====================================
Investment income -- net ...............          .44%*           .63%            .45%*          3.95%*        3.59%         3.12%*
                                            =========================================       =====================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $   4,862       $   5,002       $   3,671       $   4,598     $   4,377     $   3,395
                                            =========================================       =====================================
Portfolio turnover .....................           11%             26%             14%            159%          253%          122%
                                            =========================================       =====================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@    Amount is less than ($.01) per share.

      See Notes to Financial Statements.


      FDP SERIES, INC.                            NOVEMBER 30, 2007           41

Financial Highlights (continued)                                      Investor C

                                                           MFS Research                                 Marsico Growth
                                                      International FDP Fund                               FDP Fund
                                            --------------------------------------------   -----------------------------------------
                                             For the                                        For the
                                            Six Months       For the         For the       Six Months      For the       For the
                                              Ended            Year          Period          Ended           Year         Period
The following per share data and ratios      Nov. 30,         Ended       July 27, 2005+    Nov. 30,        Ended     July 27, 2005+
have been derived from information             2007           May 31,        to May 31,       2007          May 31,      to May 31,
provided in the financial statements.       (Unaudited)        2007            2006        (Unaudited)       2007          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $   14.48       $   12.11       $   10.00       $   12.13     $   10.62     $   10.00
                                            =========================================       =====================================
Investment income (loss) -- net** ......         (.05)            .02             .06            (.02)         (.10)         (.11)
Realized and unrealized gain -- net ....          .56***         2.74***         2.05***          .87          1.61           .73
                                            -----------------------------------------       -------------------------------------
Total from investment operations .......          .51            2.76            2.11             .85          1.51           .62
                                            -----------------------------------------       -------------------------------------
Less dividends and distributions:
    Investment income -- net ...........         (.02)           (.07)             --              --            --            --
    Realized gain -- net ...............         (.70)           (.32)             --              --            --            --
                                            -----------------------------------------       -------------------------------------
Total dividends and distributions ......         (.72)           (.39)             --              --            --            --
                                            -----------------------------------------       -------------------------------------
Net asset value, end of period .........    $   14.27       $   14.48       $   12.11       $   12.98     $   12.13     $   10.62
                                            =========================================       =====================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....         4.10%@         23.39%          21.10%@          7.01%@       14.22%         6.20%@
                                            =========================================       =====================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ................         2.43%*          2.44%           2.92%*          2.04%*        2.19%         2.51%*
                                            =========================================       =====================================
Expenses ...............................         2.43%*          2.44%           3.41%*          2.04%*        2.19%         2.55%*
                                            =========================================       =====================================
Investment income (loss) -- net ........         (.67%)*          .18%            .57%*          (.31%)*       (.85%)       (1.27%)*
                                            =========================================       =====================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 153,617       $ 135,866       $  65,729       $ 132,067     $ 114,454     $  54,566
                                            =========================================       =====================================
Portfolio turnover .....................           32%             70%             67%             26%           44%           31%
                                            =========================================       =====================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


42              FDP SERIES, INC.                            NOVEMBER 30, 2007

Financial Highlights (concluded)                                      Investor C

                                                           Van Kampen                                Franklin Templeton
                                                         Value FDP Fund                             Total Return FDP Fund
                                            --------------------------------------------   -----------------------------------------
                                             For the                                        For the
                                            Six Months       For the         For the       Six Months      For the       For the
                                              Ended            Year          Period          Ended           Year         Period
The following per share data and ratios      Nov. 30,         Ended       July 27, 2005+    Nov. 30,        Ended     July 27, 2005+
have been derived from information             2007           May 31,        to May 31,       2007          May 31,      to May 31,
provided in the financial statements.       (Unaudited)        2007            2006        (Unaudited)       2007          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $   12.35       $   10.45       $   10.00       $    9.86     $    9.63     $   10.00
                                            =========================================       =====================================
Investment income -- net** .............          .03             .07             .04             .19           .35           .25
Realized and unrealized gain (loss) -- net       (.86)           1.90             .44             .11           .22          (.40)
                                            -----------------------------------------       -------------------------------------
Total from investment operations .......         (.83)           1.97             .48             .30           .57          (.15)
                                            -----------------------------------------       -------------------------------------
Less dividends and distributions:
    Investment income -- net ...........         (.03)           (.02)           (.03)           (.19)         (.34)         (.22)
    Realized gain -- net ...............         (.14)           (.05)             --@@            --            --            --@@
                                            -----------------------------------------       -------------------------------------
Total dividends and distributions ......         (.17)           (.07)           (.03)           (.19)         (.34)         (.22)
                                            -----------------------------------------       -------------------------------------
Net asset value, end of period .........    $   11.35       $   12.35       $   10.45       $    9.97     $    9.86     $    9.63
                                            =========================================       =====================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....        (6.67%)@        19.67%           4.78%@          3.11%@        6.10%        (1.23%)@
                                            =========================================       =====================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ................         2.11%*          2.11%           2.47%*          1.46%*        1.62%         1.90%*
                                            =========================================       =====================================
Expenses ...............................         2.11%*          2.11%           2.50%*          1.46%*        1.62%         1.91%*
                                            =========================================       =====================================
Investment income -- net ...............          .47%*           .65%            .48%*          3.91%*        3.54%         3.07%*
                                            =========================================       =====================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 124,045       $ 115,710       $  56,102       $ 160,934     $ 135,750     $  68,162
                                            =========================================       =====================================
Portfolio turnover .....................           11%             26%             14%            159%          253%          122%
                                            =========================================       =====================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@    Amount is less than ($.01) per share.

      See Notes to Financial Statements.


      FDP SERIES, INC.                            NOVEMBER 30, 2007           43

Notes to Financial Statements (Unaudited)

MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund (the "Funds" or individually, a "Fund") each is a series of FDP Series, Inc. (the "Corporation"). The Corporation is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Fund is organized as a diversified, open-end management investment company. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all such adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Each Fund offers multiple classes of shares. Institutional Shares are generally sold only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Corporation.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Corporation under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Corporation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Funds from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Corporation.

Equity securities held by the Funds that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Corporation. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Corporation. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Funds' net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Corporation's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Corporation's Board of Directors.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.


44              FDP SERIES, INC.                            NOVEMBER 30, 2007

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

o Forward foreign exchange contracts -- Each Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- Each Fund may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options -- Each Fund may write and purchase covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security trans- actions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Offering costs -- Prepaid offering costs are amortized over a 12-month period beginning with the commencement of operations of each Fund.

(g) Dividends and distributions -- For MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund, dividends and distributions paid by the Funds are recorded on the ex-dividend dates. For Franklin Templeton Total Return FDP Fund, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending -- Each Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an


      FDP SERIES, INC.                            NOVEMBER 30, 2007           45
amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements -- Effective June 29, 2007, the Funds implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Funds, and has determined that the adoption of FIN 48 does not have a material impact on the Funds' financial statements. The Funds file U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds' tax returns remains open for the years ended May 31, 2006 and May 31, 2007.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on each Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on each Fund's financial statements, if any, has not been determined.

(j) Bank overdraft -- MFS Research International FDP Fund recorded a bank overdraft, which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with the Manager. The Corporation has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of each of the Funds' portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. For such services, the Manager receives, at the end of each month, a fee with respect to each Fund at the annual rates set forth below, which are based upon the average daily value of the Fund's net assets.

--------------------------------------------------------------------------------
                                                                      Investment
                                                                       Advisory
                                                                          Fee
--------------------------------------------------------------------------------
MFS Research International FDP Fund ............................         .90%
Marsico Growth FDP Fund ........................................         .80%
Van Kampen Value FDP Fund ......................................         .70%
Franklin Templeton Total Return FDP Fund .......................         .40%
--------------------------------------------------------------------------------

The Manager has also entered into a sub-advisory agreement on behalf of each Fund. Pursuant to the sub-advisory agreements, the Manager will pay each sub-adviser a fee out of the Manager's management fee at the following rates, based on each Fund's average daily net assets:

--------------------------------------------------------------------------------
                                                                          Sub-
                                                                        Advisory
                                            Sub-Adviser                   Fee
--------------------------------------------------------------------------------
MFS Research                                Massachusetts Financial
International FDP Fund ...............      Services Company              .45%
--------------------------------------------------------------------------------
Marsico Growth                              Marsico Capital
FDP Fund .............................      Management LLC                .40%
--------------------------------------------------------------------------------
Van Kampen Value                            Van Kampen Asset
FDP Fund .............................      Management                    .35%
--------------------------------------------------------------------------------
Franklin Templeton Total
Return FDP Fund ......................      Franklin Advisers, Inc.       .25%
--------------------------------------------------------------------------------


46              FDP SERIES, INC.                            NOVEMBER 30, 2007

There was no increase in the aggregate fees paid by the Funds for these services.

Pursuant to the Distribution Plans adopted by the Corporation on behalf of the Funds, in accordance with Rule 12b-1 under the Investment Company Act of 1940, each Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                  Service Fees
--------------------------------------------------------------------------------
                             MFS                                      Franklin
                           Research      Marsico      Van Kampen     Templeton
                        International     Growth        Value       Total Return
                           FDP Fund      FDP Fund      FDP Fund       FDP Fund
--------------------------------------------------------------------------------
Investor A .........         .25%         .25%          .25%           .25%
Investor B .........         .25%         .25%          .25%           .25%
Investor C .........         .25%         .25%          .25%           .25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Distribution Fees
--------------------------------------------------------------------------------
                             MFS                                      Franklin
                           Research      Marsico      Van Kampen     Templeton
                        International     Growth        Value       Total Return
                           FDP Fund      FDP Fund      FDP Fund       FDP Fund
--------------------------------------------------------------------------------
Investor B .........         .75%         .75%          .75%           .50%
Investor C .........         .75%         .75%          .75%           .55%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to each Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B and Investor C shareholders. The ongoing distribution fee compensates the Distributor and broker-dealers for providing distribution-related services to Investor B and Investor C shareholders.

For the six months ended November 30, 2007, FAMD earned under- writing discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Funds' Investor A Shares as follows:

--------------------------------------------------------------------------------
     MFS                                                              Franklin
   Research               Marsico             Van Kampen             Templeton
International             Growth                Value               Total Return
   FDP Fund              FDP Fund              FDP Fund               FDP Fund
--------------------------------------------------------------------------------
  $101,092               $88,315               $86,530                $144,469
--------------------------------------------------------------------------------

For the six months ended November 30, 2007, affiliates received contingent deferred sales charges relating to transactions in Investor B and Investor C Shares as follows:

--------------------------------------------------------------------------------
                                                        Investor B    Investor C
--------------------------------------------------------------------------------
MFS Research International FDP Fund ................      $3,745       $17,877
Marsico Growth FDP Fund ............................      $3,099       $16,084
Van Kampen Value FDP Fund ..........................      $3,289       $16,461
Franklin Templeton Total Return FDP Fund ...........      $2,729       $21,682
--------------------------------------------------------------------------------

Furthermore, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers as follows:

--------------------------------------------------------------------------------
                                                                      Investor A
--------------------------------------------------------------------------------
MFS Research International FDP Fund .............................        $250
Marsico Growth FDP Fund .........................................        $304
Van Kampen Value FDP Fund .......................................        $289
Franklin Templeton Total Return FDP Fund ........................        $ 27
--------------------------------------------------------------------------------

The Funds have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Funds have retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Funds, invest cash collateral received by each Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

In addition, MLPF&S received $2,367 in commissions on the execution of portfolio security transactions for the Van Kampen Value FDP Fund for the six months ended November 30, 2007.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Funds' transfer agent.

For the six months ended November 30, 2007, each Fund reimbursed the Manager for certain accounting services as follows:

--------------------------------------------------------------------------------
                                                                      Accounting
                                                                       Services
--------------------------------------------------------------------------------
MFS Research International FDP Fund .............................       $2,040
Marsico Growth FDP Fund .........................................       $1,031
Van Kampen Value FDP Fund .......................................       $1,654
Franklin Templeton Total Return FDP Fund ........................       $1,289
--------------------------------------------------------------------------------

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock, Inc. or its affiliates.


      FDP SERIES, INC.                            NOVEMBER 30, 2007           47

3. Investments:

Purchases and sales of investments (including paydowns), excluding short-term securities, for the six months ended November 30, 2007 were as follows:

--------------------------------------------------------------------------------
                                                   Purchases            Sales
--------------------------------------------------------------------------------
MFS Research International FDP Fund .........    $ 70,795,001       $ 56,904,425
Marsico Growth FDP Fund .....................    $ 54,018,969       $ 39,370,166
Van Kampen Value FDP Fund ...................    $ 39,543,374       $ 16,347,768
Franklin Templeton Total Return FDP Fund ....    $388,538,594       $346,478,619
--------------------------------------------------------------------------------

4. Capital Share Transactions:

MFS Research International FDP Fund

Net increase in net assets derived from capital share transactions was $23,379,540 and $62,529,570 for the six months ended November 30, 2007 and the year ended May 31, 2007, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
MFS Research International FDP Fund
-------------------------------------------------------------------------------
Institutional Shares for the Six Months                                Dollar
Ended November 30, 2007                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ....................................         50,324     $   726,503
Shares issued resulting from reinvestment of
  dividends and distributions ..................         12,670         164,450
                                                    ---------------------------
Total issued ...................................         62,994         890,953
Shares redeemed ................................        (23,578)       (341,365)
                                                    ---------------------------
Net increase ...................................         39,416     $   549,588
                                                    ===========================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended May 31, 2007                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ....................................        122,482     $ 1,600,578
Shares issued to shareholders in reinvestment of
  dividends and distributions ..................          5,162          64,897
                                                    ---------------------------
Total issued ...................................        127,644       1,665,475
Shares redeemed ................................        (87,053)     (1,068,752)
                                                    ---------------------------
Net increase ...................................         40,591     $   596,723
                                                    ===========================

-------------------------------------------------------------------------------
Investor A Shares for the Six Months                                   Dollar
Ended November 30, 2007                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold and automatic conversion of shares .        359,838     $ 5,125,550
Shares issued resulting from reinvestment of
  dividends and distributions ..................        122,816       1,590,412
                                                    ---------------------------
Total issued ...................................        482,654       6,715,962
Shares redeemed ................................       (210,077)     (2,997,954)
                                                    ---------------------------
Net increase ...................................        272,577     $ 3,718,008
                                                    ===========================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended May 31, 2007                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,131,645     $ 14,608,381
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ..............................          55,717          698,808
Automatic conversion of shares ...............           8,722          105,094
                                                    ---------------------------
Total issued .................................       1,196,084       15,412,283
Shares redeemed ..............................        (346,254)      (4,564,089)
                                                    ---------------------------
Net increase .................................         849,830     $ 10,848,194
                                                    ===========================

-------------------------------------------------------------------------------
Investor B Shares for the Six Months                                   Dollar
Ended November 30, 2007                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................          41,143     $    583,055
Shares issued resulting from reinvestment of
  dividends and distributions ................          20,761          267,398
                                                    ---------------------------
Total issued .................................          61,904          850,453
Shares redeemed and automatic conversion
  of shares ..................................         (37,421)        (536,063)
                                                    ---------------------------
Net increase .................................          24,483     $    314,390
                                                    ===========================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended May 31, 2007                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         169,762     $  2,134,267
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ..............................          11,148          138,035
                                                    ---------------------------
Total issued .................................         180,910        2,272,302
                                                    ---------------------------
Automatic conversion of shares ...............          (8,782)        (105,094)
Shares redeemed ..............................        (122,400)      (1,582,977)
                                                    ---------------------------
Total redeemed ...............................        (131,182)      (1,688,071)
                                                    ---------------------------
Net increase .................................          49,728     $    584,231
                                                    ===========================

-------------------------------------------------------------------------------
Investor C Shares for the Six Months                                   Dollar
Ended November 30, 2007                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,774,955     $ 25,102,473
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ..............................         527,297        6,775,607
                                                    ---------------------------
Total issued .................................       2,302,252       31,878,080
Shares redeemed ..............................        (924,026)     (13,080,526)
                                                    ---------------------------
Net increase .................................       1,378,226     $ 18,797,554
                                                    ===========================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended May 31, 2007                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       5,034,243     $ 64,701,410
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ..............................         198,552        2,461,420
                                                    ---------------------------
Total issued .................................       5,232,795       67,162,830
Shares redeemed ..............................      (1,274,469)     (16,662,408)
                                                    ---------------------------
Net increase .................................       3,958,326     $ 50,500,422
                                                    ===========================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid


48              FDP SERIES, INC.                            NOVEMBER 30, 2007
to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

Marsico Growth FDP Fund

Net increase in net assets derived from capital share transactions was $10,605,229 and $59,837,834 for the six months ended November 30, 2007 and the year ended May 31, 2007, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Marsico Growth FDP Fund
-------------------------------------------------------------------------------
Institutional Shares for the Six Months                                Dollar
Ended November 30, 2007                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................          52,765     $    666,360
Shares redeemed ..............................         (26,494)        (340,374)
                                                    ---------------------------
Net increase .................................          26,271     $    325,986
                                                    ===========================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended May 31, 2007                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         134,685     $  1,526,340
Shares redeemed ..............................         (29,175)        (330,385)
                                                    ---------------------------
Net increase .................................         105,510     $  1,195,955
                                                    ===========================

-------------------------------------------------------------------------------
Investor A Shares for the Six Months                                   Dollar
Ended November 30, 2007                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         349,070     $  4,409,562
Shares redeemed ..............................        (236,281)      (3,039,792)
                                                    ---------------------------
Net increase .................................         112,789     $  1,369,770
                                                    ===========================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended May 31, 2007                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,194,236     $ 13,380,504
Automatic conversion of shares ...............           7,883           81,591
                                                    ---------------------------
Total issued .................................       1,202,119       13,462,095
Shares redeemed ..............................        (281,270)      (3,215,476)
                                                    ---------------------------
Net increase .................................         920,849     $ 10,246,619
                                                    ===========================

-------------------------------------------------------------------------------
Investor B Shares for the Six Months                                   Dollar
Ended November 30, 2007                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................          41,368     $    515,326
Shares redeemed ..............................         (45,802)        (574,808)
                                                    ---------------------------
Net decrease .................................          (4,434)    $    (59,482)
                                                    ===========================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended May 31, 2007                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         179,947     $  1,959,762
                                                    ---------------------------
Automatic conversion of shares ...............          (7,945)         (81,591)
Shares redeemed ..............................         (94,975)      (1,061,969)
                                                    ---------------------------
Total redeemed ...............................        (102,920)      (1,143,560)
                                                    ---------------------------
Net increase .................................          77,027     $    816,202
                                                    ===========================

-------------------------------------------------------------------------------
Investor C Shares for the Six Months                                   Dollar
Ended November 30, 2007                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,733,285     $ 21,567,576
Shares redeemed ..............................        (999,162)     (12,598,621)
                                                    ---------------------------
Net increase .................................         734,123     $  8,968,955
                                                    ===========================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended May 31, 2007                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       5,240,625     $ 58,200,560
Shares redeemed ..............................        (940,079)     (10,621,502)
                                                    ---------------------------
Net increase .................................       4,300,546     $ 47,579,058
                                                    ===========================

Van Kampen Value FDP Fund

Net increase in net assets derived from capital share transactions was $22,925,080 and $55,889,410 for the six months ended November 30, 2007 and the year ended May 31, 2007, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Van Kampen Value FDP Fund
-------------------------------------------------------------------------------
Institutional Shares for the Six Months                                Dollar
Ended November 30, 2007                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................          71,185     $    844,342
Shares issued resulting from reinvestment of
  dividends and distributions ................           4,513           51,586
                                                    ---------------------------
Total issued .................................          75,698          895,928
Shares redeemed ..............................         (22,262)        (263,385)
                                                    ---------------------------
Net increase .................................          53,436     $    632,543
                                                    ===========================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended May 31, 2007                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         135,823     $  1,539,887
Shares issued resulting from reinvestment of
  dividends and distributions ................           2,876           31,656
                                                    ---------------------------
Total issued .................................         138,699        1,571,543
Shares redeemed ..............................         (33,091)        (375,449)
                                                    ---------------------------
Net increase .................................         105,608     $  1,196,094
                                                    ===========================

-------------------------------------------------------------------------------
Investor A Shares for the Six Months                                   Dollar
Ended November 30, 2007                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold and automatic conversion of shares         453,412     $  5,320,849
Shares issued resulting from reinvestment of
  dividends and distributions ................          38,914          444,386
                                                    ---------------------------
Total issued .................................         492,326        5,765,235
Shares redeemed ..............................        (163,399)      (1,903,332)
                                                    ---------------------------
Net increase .................................         328,927     $  3,861,903
                                                    ===========================


      FDP SERIES, INC.                            NOVEMBER 30, 2007           49

-------------------------------------------------------------------------------
Van Kampen Value FDP Fund (concluded)
-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended May 31, 2007                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,127,612     $ 12,646,889
Automatic conversion of shares ...............          13,199          138,457
Shares issued resulting from reinvestment of
  dividends and distributions ................          27,678          303,677
                                                    ---------------------------
Total issued .................................       1,168,489       13,089,023
Shares redeemed ..............................        (312,591)      (3,552,028)
                                                    ---------------------------
Net increase .................................         855,898     $  9,536,995
                                                    ===========================

-------------------------------------------------------------------------------
Investor B Shares for the Six Months                                   Dollar
Ended November 30, 2007                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................          56,360     $    661,041
Shares issued resulting from reinvestment of
  dividends and distributions ................           5,673           64,501
                                                    ---------------------------
Total issued .................................          62,033          725,542
Shares redeemed and automatic conversion
  of shares ..................................         (39,063)        (463,163)
                                                    ---------------------------
Net increase .................................          22,970     $    262,379
                                                    ===========================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended May 31, 2007                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         166,483     $  1,833,829
Shares issued resulting from reinvestment of
  dividends and distributions ................           4,237           46,004
                                                    ---------------------------
Total issued .................................         170,720        1,879,833
                                                    ---------------------------
Automatic conversion of shares ...............         (13,269)        (138,457)
Shares redeemed ..............................        (104,024)      (1,170,667)
                                                    ---------------------------
Total redeemed ...............................        (117,293)      (1,309,124)
                                                    ---------------------------
Net increase .................................          53,427     $    570,709
                                                    ===========================

-------------------------------------------------------------------------------
Investor C Shares for the Six Months                                   Dollar
Ended November 30, 2007                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       2,151,273     $ 25,151,435
Shares issued resulting from reinvestment of
  dividends and distributions ................         148,411        1,684,435
                                                    ---------------------------
Total issued .................................       2,299,684       26,835,870
Shares redeemed ..............................        (741,573)      (8,667,615)
                                                    ---------------------------
Net increase .................................       1,558,111     $ 18,168,255
                                                    ===========================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended May 31, 2007                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       4,983,356     $ 55,715,772
Shares issued resulting from reinvestment of
  dividends and distributions ................          81,798          890,142
                                                    ---------------------------
Total issued .................................       5,065,154       56,605,914
Shares redeemed ..............................      (1,062,660)     (12,020,302)
                                                    ---------------------------
Net increase .................................       4,002,494     $ 44,585,612
                                                    ===========================

Templeton Total Return FDP Fund

Net increase in net assets derived from capital share transactions was $29,190,804 and $84,282,710 for the six months ended November 30, 2007 and the year ended May 31, 2007, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund
-------------------------------------------------------------------------------
Institutional Shares for the Six Months                                Dollar
Ended November 30, 2007                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................          66,400     $    651,222
Shares issued resulting from reinvestment
  of dividends ...............................           6,439           63,437
                                                    ---------------------------
Total issued .................................          72,839          714,659
Shares redeemed ..............................         (31,749)        (311,808)
                                                    ---------------------------
Net increase .................................          41,090     $    402,851
                                                    ===========================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended May 31, 2007                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         188,282     $  1,853,739
Shares issued resulting from reinvestment
  of dividends ...............................           1,581           15,391
                                                    ---------------------------
Total issued .................................         189,863        1,869,130
Shares redeemed ..............................         (28,367)        (278,882)
                                                    ---------------------------
Net increase .................................         161,496     $  1,590,248
                                                    ===========================

-------------------------------------------------------------------------------
Investor A Shares for the Six Months                                   Dollar
Ended November 30, 2007                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold and automatic conversion of shares         720,846     $  7,080,450
Shares issued resulting from reinvestment
  of dividends ...............................          72,565          715,162
                                                    ---------------------------
Total issued .................................         793,411        7,795,612
Shares redeemed ..............................        (252,902)      (2,485,892)
                                                    ---------------------------
Net increase .................................         540,509     $  5,309,720
                                                    ===========================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended May 31, 2007                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,985,192     $ 19,529,489
Automatic conversion of shares ...............             670            6,503
Shares issued resulting from reinvestment
  of dividends ...............................          22,834          222,080
                                                    ---------------------------
Total issued .................................       2,008,696       19,758,072
Shares redeemed ..............................        (379,755)      (3,745,345)
                                                    ---------------------------
Net increase .................................       1,628,941     $ 16,012,727
                                                    ===========================

-------------------------------------------------------------------------------
Investor B Shares for the Six Months                                   Dollar
Ended November 30, 2007                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................          44,328     $    434,860
Shares issued resulting from reinvestment
  of dividends ...............................           8,050           79,308
                                                    ---------------------------
Total issued .................................          52,378          514,168
Shares redeemed and automatic conversion
  of shares ..................................         (35,198)        (345,914)
                                                    ---------------------------
Net increase .................................          17,180     $    168,254
                                                    ===========================


50              FDP SERIES, INC.                            NOVEMBER 30, 2007

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund (concluded)
-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended May 31, 2007                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         160,665     $  1,575,319
Shares issued resulting from reinvestment
  of dividends ...............................           4,043           39,306
                                                    ---------------------------
Total issued .................................         164,708        1,614,625
                                                    ---------------------------
Shares redeemed ..............................         (72,636)        (714,197)
Automatic conversion of shares. ..............            (670)          (6,503)
                                                    ---------------------------
Total redeemed ...............................         (73,306)        (720,700)
                                                    ---------------------------
Net increase .................................          91,402     $    893,925
                                                    ===========================

-------------------------------------------------------------------------------
Investor C Shares for the Six Months                                   Dollar
Ended November 30, 2007                               Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       3,304,042     $ 32,462,393
Shares issued resulting from reinvestment
  of dividends ...............................         267,487        2,636,301
                                                    ---------------------------
Total issued .................................       3,571,529       35,098,694
Shares redeemed ..............................      (1,199,722)     (11,788,715)
                                                    ---------------------------
Net increase .................................       2,371,807     $ 23,309,979
                                                    ===========================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended May 31, 2007                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       7,945,378     $ 78,159,888
Shares issued resulting from reinvestment
  of dividends ...............................          84,224          819,078
                                                    ---------------------------
Total issued .................................       8,029,602       78,978,966
Shares redeemed ..............................      (1,339,332)     (13,193,156)
                                                    ---------------------------
Net increase .................................       6,690,270     $ 65,785,810
                                                    ===========================

5. Commitments:

MFS Research International FDP Fund

At November 30, 2007, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $2,014,000 and $4,819,000, respectively.

Marsico Growth FDP Fund

At November 30, 2007, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase a foreign currency with an approximate value of $572,000.

Franklin Templeton Total Return FDP Fund

At November 30, 2007, the Fund had entered into foreign exchange contracts, under which it had agreed to sell a foreign currency with an approximate value of $619,000.

6. Short-Term Borrowings:

The Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Corporation may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Corporation may borrow up to the maximum amount allowable under the Corporation's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Corporation pays a commitment fee of .06% per annum based on the Corporation's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Corporation did not borrow under the credit agreement during the six months ended November 30, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

7. Capital Loss Carryforward:

Marsico Growth FDP Fund

On May 31, 2007, the Fund had a net capital loss carryforward of $800,231, all of which expires in 2015. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Events:

MFS Research International FDP Fund

The Fund paid an ordinary income dividend in the amount of $.147674 per Institutional Share, $.128016 per Investor A Share, $.063403 per Investor B Share and $.068014 per Investor C Share on December 7, 2007 to shareholders of record on December 5, 2007.

The Fund also paid a long-term capital gain distribution in the amount of $.175603 per Institutional Share, $.175603 per Investor A Share, $.175603 per Investor B Share and $.175603 per Investor C Share on December 7, 2007 to shareholders of record on December 5, 2007.

Van Kampen Value FDP Fund

The Fund paid an ordinary income dividend in the amount of $.147142 per Institutional Share, $.131062 per Investor A Share, $.077800 per Investor B Share and $.082275 per Investor C Share on December 7, 2007 to shareholders of record on December 5, 2007.

The Fund also paid a long-term capital gain distribution in the amount of $.058201 per Institutional Share, $.058201 per Investor A Share, $.058201 per Investor B Share and $.058201 per Investor C Share on December 7, 2007 to shareholders of record on December 5, 2007.

Franklin Templeton Total Return FDP Fund

The Fund paid an ordinary income dividend in the amount of $.038205 per Institutional Share, $.038205 per Investor A Share, $.038205 per Investor B Share and $.038205 per Investor C Share on December 21, 2007 to shareholders of record on December 19, 2007.


      FDP SERIES, INC.                            NOVEMBER 30, 2007           51

Proxy Results

During the six-month period ended November 30, 2007, the shareholders in each Fund of FDP Series, Inc. voted on the following proposal, which was approved at a special shareholders' meeting on September 7, 2007. This proposal was a part of the reorganization of FDP Series, Inc.'s Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------
                                                    MFS Research                       Marsico Growth
                                               International FDP Fund                     FDP Fund
                                          --------------------------------    --------------------------------
                                          Shares Voted     Shares Withheld    Shares Voted     Shares Withheld
                                              For            From Voting          For            From Voting
--------------------------------------------------------------------------------------------------------------
To elect the FDP Series, Inc.'s
Board of Directors:

James H. Bodurtha                          12,023,124          180,416         12,154,088          189,880
Bruce R. Bond                              12,023,124          180,416         12,154,088          189,880
Donald W. Burton                           12,023,279          180,261         12,154,343          189,625
Richard S. Davis                           12,023,279          180,261         12,154,343          189,625
Stuart E. Eizenstat                        12,022,348          181,192         12,153,262          190,706
Laurence D. Fink                           12,023,312          180,228         12,154,631          189,337
Kenneth A. Froot                           12,022,291          181,249         12,153,212          190,756
Henry Gabbay                               12,023,785          179,755         12,155,125          188,843
Robert M. Hernandez                        12,022,961          180,579         12,154,104          189,864
John F. O'Brien                            12,023,279          180,261         12,154,343          189,625
Roberta Cooper Ramo                        12,023,302          180,238         12,155,543          188,425
Jean Margo Reid                            12,023,620          179,920         12,155,543          188,425
David H. Walsh                             12,023,279          180,261         12,155,543          188,425
Fred G. Weiss                              12,022,797          180,743         12,155,543          188,425
Richard R. West                            12,024,126          179,414         12,155,543          188,425
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                  Van Kampen Value                   Franklin Templeton
                                                      FDP Fund                      Total Return FDP Fund
                                          --------------------------------    --------------------------------
                                          Shares Voted     Shares Withheld    Shares Voted     Shares Withheld
                                              For            From Voting          For            From Voting
--------------------------------------------------------------------------------------------------------------
To elect the FDP Series, Inc.'s
Board of Directors:

James H. Bodurtha                          12,057,322          186,684         17,828,779          316,040
Bruce R. Bond                              12,057,322          186,684         17,828,779          316,040
Donald W. Burton                           12,057,575          186,431         17,828,925          315,894
Richard S. Davis                           12,057,575          186,431         17,828,925          315,894
Stuart E. Eizenstat                        12,056,516          187,490         17,827,070          317,749
Laurence D. Fink                           12,057,872          186,134         17,829,206          315,613
Kenneth A. Froot                           12,056,468          187,538         17,826,855          317,964
Henry Gabbay                               12,058,365          185,641         17,829,352          315,467
Robert M. Hernandez                        12,057,335          186,671         17,828,925          315,894
John F. O'Brien                            12,057,575          186,431         17,828,925          315,894
Roberta Cooper Ramo                        12,058,781          185,225         17,830,620          314,199
Jean Margo Reid                            12,058,781          185,225         17,830,620          314,199
David H. Walsh                             12,058,781          185,225         17,828,925          315,894
Fred G. Weiss                              12,058,781          185,225         17,827,282          317,537
Richard R. West                            12,058,781          185,225         17,831,047          313,772
--------------------------------------------------------------------------------------------------------------

Officers and Directors

James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
Robert M. Hernandez, Director
John F. O'Brien, Director
Roberta Cooper Ramo, Director
Jean Margo Reid, Director
David H. Walsh, Director
Fred G. Weiss, Director
Richard R. West, Director
Joe Grills, Advisory Board Member
Donald Burke, Fund President and Chief Executive Officer
Anne F. Ackerley, Vice President
Howard Surloff, Secretary
Brian Kindelan, Chief Compliance Officer
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer

Custodian

Brown Brothers Harriman & Co.
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Willkie, Farr & Gallagher LLP
New York, NY 10019


52              FDP SERIES, INC.                            NOVEMBER 30, 2007

BlackRock Fund Information

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BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select
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If you are located in a jurisdiction where specific laws, rules or regulations
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BlackRock obtains or verifies personal non-public information from and about you
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BlackRock does not sell or disclose to non-affiliated third parties any
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Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Funds' Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery

2)    Select "eDelivery" under the "More Information" section

3)    Log into your account

The Funds will mail only one copy of shareholder documents, including
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shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


      FDP SERIES, INC.                            NOVEMBER 30, 2007           53

BlackRock Fund Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Funds have delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Corporation's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Funds' voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedules of portfolio holdings for the first and third quarters of their fiscal year with the Commission on Form N-Q. The Funds' Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


54              FDP SERIES, INC.                            NOVEMBER 30, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


      FDP SERIES, INC.                            NOVEMBER 30, 2007           55

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FDP Series, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                     #FDPS-11/07

Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke,
    Chief Executive Officer of
    FDP Series, Inc.

Date: January 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    FDP Series, Inc.

Date: January 16, 2008


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews,
    Chief Financial Officer (principal financial officer) of
    FDP Series, Inc.

Date: January 16, 2008